SHARE EXCHANGE AGREEMENT

                                 by and between

                      Lexon, Inc., an Oklahoma corporation

                                       and

             Provision Operation Systems, Inc., a Nevada corporation



                          Dated as of October 15, 2003








Share Exchange Agreement-Page 1

                                TABLE OF CONTENTS

THE SHARE EXCHANGE                                                                                              Page

         1.1      The Share Exchange..............................................................................6
         1.2      Number of Shares of LEXON Common Stock..........................................................6
         1.3      Conversion of PROVISION Common Stock............................................................7
         1.4      Effective Time..................................................................................7
         1.5      Fractional Shares...............................................................................7
         1.6      Reservation of Shares...........................................................................7
         1.7      Dissenting Shares...............................................................................7
         1.8      Exchange of Certificates........................................................................8
         1.9      No Further Ownership Rights in PROVISION Common Stock...........................................8
         1.10     Lost, Stolen or Destroyed Certificates..........................................................8
         1.11     Exemption From Registration.....................................................................8
         1.12     Reporting of Share Exchange.....................................................................8
         1.13     Board of Directors and Officers of LEXON........................................................8
         1.14     Taking of Necessary Action; Further Action......................................................9

THE CLOSING

         2.1      Time and Place of Closing.......................................................................9
         2.2      Obligations of PROVISION and the PROVISION Shareholders at or Prior to the Closing..............9
         2.3      Obligations of LEXON at or Prior to the Closing.................................................9

REPRESENTATIONS AND WARRANTIES OF PROVISION
         3.1      Organization and Standing......................................................................10
         3.2      Subsidiaries...................................................................................11
         3.3      PROVISION Capital Structure....................................................................11
         3.4      Authority......................................................................................12
         3.5      No Conflict....................................................................................12
         3.6      Consents.......................................................................................12
         3.7      PROVISION Financial Statements.................................................................13
         3.8      Tax Matters....................................................................................13
         3.9      Title to Properties and Assets.................................................................15
         3.10     Intellectual Property..........................................................................15
         3.11     Material Contracts and Obligations.............................................................16
         3.12     Non-Compete Agreements.........................................................................16
         3.13     Interested Party Transactions..................................................................16
         3.14     Litigation.....................................................................................17
         3.15     Compliance.....................................................................................17
         3.16     SEC Filings....................................................................................17
         3.17     Employee Matters and Benefit Plans.............................................................18
         3.18     Insurance......................................................................................20
         3.19     Books and Records..............................................................................20
         3.20     Environmental Matters..........................................................................21

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         3.21     Ownership of Shares............................................................................22
         3.22     Violation of Laws, Permits, etc................................................................22
         3.23     Undisclosed Liabilities........................................................................22
         3.24     Accounts Receivable and Accounts Payable.......................................................22
         3.25     Compensation Arrangements; Officers and Directors..............................................23
         3.26     Operations.....................................................................................23
         3.27     Licenses and Permits...........................................................................24
         3.28     No Material Adverse Change.....................................................................25
         3.29     Compliance with the Foreign Corrupt Practices Act..............................................25
         3.30     Brokers........................................................................................25
         3.31     Disclosure.....................................................................................25
         3.32     PROVISION Shareholders.........................................................................25

REPRESENTATIONS AND WARRANTIES OF LEXON
         4.1      Organization and Standing......................................................................26
         4.2      Subsidiaries...................................................................................26
         4.3      LEXON Capital Structure........................................................................27
         4.4      Authority......................................................................................27
         4.5      No Conflict....................................................................................28
         4.6      Consents.......................................................................................28
         4.7      LEXON Financial Statements.....................................................................28
         4.8      Tax Matters....................................................................................29
         4.9      Title to Properties and Assets.................................................................30
         4.10     Intellectual Property..........................................................................31
         4.11     Material Contracts and Obligations.............................................................31
         4.12     Non-Compete Agreements.........................................................................32
         4.13     Interested Party Transactions..................................................................32
         4.14     Litigation.....................................................................................32
         4.15     Compliance.....................................................................................32
         4.16     SEC Filings....................................................................................33
         4.17     Employee Matters and Benefit Plans.............................................................33
         4.18     Insurance......................................................................................36
         4.19     Books and Records..............................................................................36
         4.20     Environmental Matters..........................................................................36
         4.21     Violation of Laws, Permits, etc.  .............................................................37
         4.22     Undisclosed Liabilities........................................................................37
         4.23     Accounts Receivable and Accounts Payable.......................................................38
         4.24     Compensation Arrangements; Officers and Directors..............................................38
         4.25     Operations.....................................................................................38
         4.26     Licenses and Permits...........................................................................40
         4.27     No Material Adverse Change.....................................................................40
         4.28     Compliance with the Foreign Corrupt Practices Act..............................................40
         4.29     Brokers........................................................................................41
         4.30     Disclosure.....................................................................................41

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         4.31     No Material Adverse Change.....................................................................41
         4.32     Approval of Share Exchange.....................................................................41
         4.33     SEC Reporting Status...........................................................................41
         4.34     Investment Company.............................................................................41
         4.35     Trading Status.................................................................................41
         4.36     Disclosure.....................................................................................41
         4.37     SEC Filings; Financial Statements..............................................................42
         4.38     Agreements, Contracts and Commitments..........................................................42
         4.39     Compliance with the Foreign Corrupt Practices Act..............................................43

ACTIONS PRIOR TO CLOSING
         5.1      Corporate Examinations and Investigations......................................................44
         5.2      Conduct and Preservation of Business of LEXON..................................................44
         5.3      Conduct and Preservation of Business of PROVISION..............................................46
         5.4      Advice of Changes..............................................................................47
         5.5      No Negotiation.................................................................................47
         5.6      OTC Bulletin Board.............................................................................47
         5.7      SEC Reports....................................................................................47
         5.8      Shareholder Approvals/SEC Filings..............................................................47
         5.9      Other Agreements...............................................................................48
         5.10     Notification of Certain Matters................................................................48

CONDITIONS PRECEDENT TO CLOSING
6.1      Conditions Precedent to the Obligations of LEXON to Complete the Closing..49
         6.2      Conditions Precedent to the Obligations of PROVISION to Complete the Closing...................50

POST-CLOSING COVENANTS
         7.1      Further Information............................................................................52
         7.2      Record Retention...............................................................................52
         7.3      Post-Closing Assistance........................................................................52
         7.4      SEC Reporting..................................................................................53

SURVIVAL
         8.1      Survival of Agreements, Representations and Warranties.........................................53

TERMINATION OF AGREEMENT
         9.1      Termination....................................................................................53
         9.2      Effect of Termination..........................................................................54

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MISCELLANEOUS
         10.1     Expenses.......................................................................................55
         10.2     Further Assurances.............................................................................55
         10.3     Notices........................................................................................55
         10.4     Governing Law/Jurisdiction.....................................................................56
         10.5     Press Release..................................................................................56
         10.6     Entire Agreement...............................................................................56
         10.7     Waivers and Amendments.........................................................................56
         10.8     Binding Effect, No Assignment..................................................................56
         10.9     Counterparts...................................................................................56
         10.10    Exhibits and Schedules.........................................................................56
         10.11    Effect of Disclosure on Schedules..............................................................57
         10.12    Headings.......................................................................................57
         10.13    Severability of Provisions.....................................................................57
         10.14    Other Remedies; Specific Performance...........................................................57
         10.15    Rules of Construction..........................................................................57

SCHEDULE A - PROVISION SHAREHOLDERS                                                                              58


Share Exchange Agreement-Page 5
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THIS SHARE  EXCHANGE  AGREEMENT is entered  into as of October 15, 2003,  by and between Lexon, Inc., an Oklahoma corporation ("LEXON"), and ProVision Operation Systems, Inc., a Nevada corporation ("PROVISION").

                                    Recitals

A. The Boards of Directors of each of LEXON and PROVISION have determined that it is in the best interests of LEXON and PROVISION and their respective shareholders that LEXON acquire PROVISION through a statutory share exchange under the laws of Oklahoma and Nevada (the "Share Exchange") and, in furtherance thereof, have approved the Share Exchange, this Agreement and the transactions contemplated hereby.

B. Pursuant to the Share Exchange, among other things, and subject to the terms and conditions of this Agreement, all of the shares of Common Stock of PROVISION (the "PROVISION Common Stock") which are issued and outstanding immediately prior to the Effective Time (as defined below) shall be converted into the right to receive shares of the Common Stock of LEXON (the "LEXON Common Stock") on the terms and subject to the conditions set forth herein.

C. LEXON and PROVISION desire to make certain representations, warranties, covenants and agreements in connection with the Share Exchange.


                                    Agreement

NOW, THEREFORE, for and in consideration of the premises and the mutual agreements hereinafter set forth, in accordance with the provisions of applicable law, the parties hereby agree as follows:

                                    ARTICLE I
                               THE SHARE EXCHANGE

1.1 The Share Exchange. At the Effective Time and upon the terms and subject to the conditions of this Agreement and the applicable provisions of the corporate statutes of the State of Oklahoma and all amendments and additions thereto (the "Oklahoma Law") and the corporate statutes of the State of Nevada and all amendments and additions thereto (the "Nevada Law"), by virtue of the Share Exchange and without any action on the part of LEXON or the holder of any shares of PROVISION Common Stock, the following shall occur:

1.2 Number of Shares of LEXON Common Stock. At the Effective Time, Lexon shall issue and/or cause to be reserved shares of its common stock such that the shareholders and option holders of PROVISION together will own an aggregate of 90% of the outstanding common stock of LEXON at the Effective Time. For example, if Lexon has 5,000,000 shares outstanding prior to the Effective Time, an aggregate of 45,000,000 shares of Lexon common stock will be available for issuance to PROVISION. The 45,000,000 shares would then be allocated among PROVISION'S shareholders and its option holders. The shares


Share Exchange Agreement-Page 6
         allocated to PROVISION option holders would be reserved by LEXON for future issuance pursuant to exercise of those options.

         The foregoing assumes that Lexon, at the Effective Time, will effect at least a one (1) for ten (10) reverse split of its outstanding common stock At the Effective Time, PROVISION shall become a wholly-owned subsidiary of LEXON.

1.3 Conversion of PROVISION Common Stock. Each share of PROVISION Common Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, as such term is defined in Section 1.7) will be automatically cancelled and extinguished and each share of PROVISION Common Stock that is issued and outstanding immediately prior to the Effective Time shall be converted automatically into the right to receive shares of LEXON Common Stock proportionate to the sum of the total number of shares ofPROVISION Common Stock issued and outstanding immediately prior to the Effective Time plus the number of shares PROVISION Common Stock to be issued upon the exercise of options and other convertible securities outstanding (the "Fully Diluted Shares")at the Effective Time . (Meaning that if ProVision has 15,000,000 Fully Diluted Shares outstanding at the Effective Time and the number of Lexon shares of common stock to be issued in the share exchange is 40,000,000 shares, then a shareholder who owns 500,000 shares of PROVISION Common Stock at the Effective Time will have the right to receive 5% of the Lexon shares. The foregoing rate of exchange of the PROVISION Common Stock shall be referred to as the "Exchange Ratio."

1.4 Effective Time. The Share Exchange will become effective upon the proper filing of Articles of Share Exchange with the Secretary of State of the States of Oklahoma and Nevada, or such other jurisdictions as required (the "Effective Time").

1.5 Fractional Shares. No fraction of a share of LEXON Common Stock will be issued upon such exchange of shares of PROVISION Common Stock. Instead amounts of shares will be rounded up to the nearest whole number.

1.6 Reservation of Shares. LEXON will reserve sufficient shares of LEXON Common Stock for issuance pursuant to Section 1.3.

1.7      Dissenting Shares.

         (a) Notwithstanding any provision of this Agreement to the contrary, any shares of PROVISION Common Stock held by a holder who has demanded and perfected appraisal rights for such shares in accordance with Nevada Law and who, as of the Effective Time, has not effectively withdrawn or lost such appraisal or dissenters' rights ("Dissenting Shares") shall not be converted into or represent a right to receive LEXON Common Stock pursuant to Sections 1.2 and 1.3, but the holder thereof shall only be entitled to such rights as are granted by Nevada Law.

         (b) Notwithstanding the provisions of Section 1.7(a), if any holder of shares of PROVISION Common Stock who demands appraisal of such shares under Nevada Law shall effectively withdraw or lose (through failure to perfect or otherwise) the


Share Exchange Agreement-Page 7
                  right to appraisal, then, as of the later of (i) the Effective Time or (ii) the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive LEXON Common Stock as provided in Sections 1.2 and 1.3, without interest thereon, in accordance with Sections 1.2 and 1.3.

         (c) PROVISION shall give LEXON (i) prompt notice of its receipt of any written demands for appraisal of any shares of LEXON Common Stock, withdrawals of such demands, and any other instruments relating to the Share Exchange received by PROVISION and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under Nevada Law.

1.8 Exchange of Certificates. At Closing, or as soon as practicable thereafter, LEXON or its transfer agent shall issue a letter of transmittal to each PROVISION Shareholder of record. After having received a completed letter of transmittal and certificates representing such PROVISION Shareholder's PROVISION Common Stock, the transfer agent shall deliver certificates representing the whole number of shares of LEXON Common Stock into which such PROVISION Shareholder's shares of PROVISION Common Stock shall have been exchanged as set forth herein.

1.9 No Further Ownership Rights in PROVISION Common Stock. All shares of LEXON Common Stock issued upon the surrender for exchange of shares of PROVISION Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of PROVISION Common Stock, and there shall be no further registration of transfers on the records of PROVISION of shares of PROVISION Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates are presented to LEXON for any reason, they shall be canceled and exchanged as provided in this Article 1.

1.10 Lost, Stolen or Destroyed Certificates. In the event any certificates evidencing shares of PROVISION Common Stock shall have been lost, stolen or destroyed, the transfer agent for LEXON shall issue certificates representing such shares of LEXON Common Stock in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof.

1.11 Exemption From Registration. The shares of LEXON Common Stock to be issued pursuant to Sections 1.2 and 1.3 in connection with the Share Exchange will be issued in a transaction exempt from registration under the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder (the "Securities Act").

1.12 Reporting of Share Exchange. For federal, state, and local income tax return reporting purposes, all parties agree to treat the Share Exchange as a nontaxable exchange under Section 368 of the Internal Revenue Code (the "Code"). PROVISION and LEXON shall (and, following the Effective Time, LEXON shall cause PROVISION to) take no action with respect to the capital stock, assets or liabilities of PROVISION that could reasonably be expected to cause the exchange to fail to qualify as a nontaxable exchange within the meaning of Section 368 of the Code; provided, however, that the parties' obligations pursuant to this Section are subject to their right to terminate this Agreement pursuant to the

Share Exchange Agreement-Page 8
         termination provisions hereof. Neither LEXON nor PROVISION has taken any action which could reasonably be expected to preclude the exchange from qualifying as a nontaxable exchange under Section 368 of the Code.

1.13 Board of Directors and Officers of LEXON. Simultaneously at Closing all of the existing directors of LEXON shall resign and prior to such resignation shall have appointed Robert Fletcher as Chairman of the Board and James Fletcher and Elizabeth Corona as Directors to fill the vacancies on the board of directors. All of the existing officers of LEXON shall resign and the new board of directors shall elect persons to serve as officers of LEXON.

1.14 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement, the officers and directors of LEXON are fully authorized to take, and will use their reasonable efforts to take, all such lawful and necessary action.


                                   ARTICLE II
                                   THE CLOSING

2.1 Time and Place of Closing. The closing of the Share Exchange (the "Closing") shall, unless otherwise agreed to in writing by the parties, take place at a time and place to be determined by the parties, on or prior to December 31, 2003, provided that the conditions precedent to closing have been satisfied.

2.2 Obligations of PROVISION and the PROVISION Shareholders at or Prior to the Closing. At or prior to Closing, and subject to the satisfaction by LEXON of its obligations hereunder, PROVISION and the PROVISION Shareholders shall deliver to LEXON the following:

         (a) A copy of the Articles of Incorporation of PROVISION, as amended, certified as of a date within ten days of the Closing by the Secretary of State of the State of Nevada and certified by the corporate secretary of PROVISION as to the absence of any amendments between the date of certification by the Secretary of State and the Closing;

         (b) A certificate from the Secretary of State of the State of Nevada as to the existence and good standing of PROVISION as of a date within ten days of the Closing;

         (c) A certificate of the corporate secretary of PROVISION attaching thereto true and correct copies of the bylaws of PROVISION;

         (d) The certificate of PROVISION referred to in Section 6.1 hereof;

         (e) Such other documents as are required pursuant to this Agreement or as may reasonably be requested from PROVISION by LEXON or its counsel; and

Share Exchange Agreement-Page 9

         (f) The certificates evidencing the shares of PROVISION Common Stock owned by the PROVISION Shareholders, duly endorsed for transfer to LEXON.

2.3 Obligations of LEXON at or Prior to the Closing. At or prior to Closing, and subject to the satisfaction by PROVISION of its obligations hereunder, LEXON shall deliver to PROVISION and the PROVISION Shareholders the following:

         (a) A copy of the Articles of Incorporation of LEXON certified as of a date within ten days of the Closing by the Secretary of State of the State of Oklahoma and certified by the corporate secretary of LEXON as to the absence of any amendments between the date of certification by the Secretary of State and the Closing;

         (b) A certificate from the Secretary of State of the State of Oklahoma as to the existence and good standing of LEXON as of a date within ten days of the Closing;

         (c) A certificate of the corporate secretary of LEXON attaching thereto true and correct copies of the bylaws of LEXON and the corporate resolutions duly adopted by the board of directors of LEXON authorizing the consummation of the transactions contemplated hereby;

         (d)      The certificate of LEXON referred to in Section 6.2 hereof;

         (e) Such other documents as are required pursuant to this Agreement or as may reasonably be requested from LEXON by PROVISION or its counsel; and

         (f) Certificates evidencing the LEXON Common Stock to be issued to the PROVISION Shareholders pursuant to Article I hereof.


                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF PROVISION

         PROVISION represents and warrants to LEXON, subject to such exceptions as are specifically disclosed in the disclosure schedule (referencing the appropriate section and/or paragraph numbers) previously supplied by PROVISION to LEXON (the "PROVISION Disclosure Schedule"), that on the date hereof and as of the Effective Time, as though made at the Effective Time, as follows:

3.1 Organization and Standing. PROVISION is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. PROVISION is duly qualified and in good standing to do business in each jurisdiction where the failure to be so qualified would have a PROVISION Material Adverse Effect (as defined below). For all purposes of this Agreement, the term "PROVISION Material Adverse Effect" means any change, event or effect that is

Share Exchange Agreement-Page 10
         materially adverse to the business, assets (including intangible assets), condition (financial or otherwise), results of operations or prospects of PROVISION and its subsidiaries, taken as a whole. PROVISION has delivered a true and correct copy of its Articles of Incorporation and Bylaws, each as amended to date, to LEXON. The operations now being conducted by PROVISION have not been conducted under any other name.

3.2 Subsidiaries. Except for the following entities, PROVISION does not have, and has never had, any subsidiaries and does not otherwise own, and has not otherwise owned, any shares in the capital of or any interest in, or control of, directly or indirectly, any corporation, partnership, association, joint venture or other business entity:
         ProVision Business Systems, Inc.; ProVision Seminar Systems, Inc; ProVision Legal Systems, Inc.; ProVision Management Systems, Inc.; ProComm2020 Technology, Inc.; and ProVision International Marketing Systems, Inc.; each a Nevada corporation. The entities in which PROVISION has a controlling interest are hereinafter occasionally referred to collectively, as "PROVISION Subsidiaries" and individually as a "PROVISION Subsidiary."

3.3      PROVISION Capital Structure.

         (a) The authorized capital stock of PROVISION consists of 100,000,000 authorized shares of Common Stock;; and 5,000,000 authorized shares of preferred stock. All of the issued and outstanding shares of ProVision Common Stock has been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of PROVISION Common Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Articles of Incorporation or Bylaws of PROVISION or any agreement to which PROVISION is a party or by which it is bound and have been issued in compliance with federal and state securities laws. There are no declared or accrued unpaid dividends with respect to any shares of PROVISION's Common Stock. There are no shares of preferred stock issued or outstanding. PROVISION has no other capital stock authorized, issued, or outstanding.

         (b) Section 3.3(b) of the PROVISION Disclosure Schedule sets forth each outstanding option to purchase PROVISION Common Stock (the "PROVISION Options"), the number of shares of PROVISION Common Stock subject to such PROVISION Options and the exercise price of such PROVISION Options. Except as set forth in Section 3.3(b) of the PROVISION Disclosure Schedule, PROVISION has never adopted or maintained any stock option plans or other plan providing for equity compensation of any person. There are no agreements, written or oral, between PROVISION or PROVISION Subsidiaries and any of their shareholders or among any PROVISION or PROVISION Subsidiary shareholders relating to the acquisition (including without limitation rights of first refusal or preemptive rights), disposition, registration under the Securities Act of 1933, as amended (the "Securities Act"), or voting of the capital stock of PROVISION. Except as set forth in Section 3.3(b) of the PROVISION Disclosure Schedule, there are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which PROVISION is a party or by which it is bound obligating PROVISION or any of its subsidiaries to

Share Exchange Agreement-Page 11
                  issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of PROVISION or obligating PROVISION or any of its subsidiaries to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to PROVISION or its subsidiaries. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting stock of PROVISION.

3.4 Authority. PROVISION has all requisite power and authority to enter into this Agreement and any Related Agreements (as hereinafter defined) to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and any Related Agreements to which PROVISION is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of PROVISION, and no further action is required on the part of PROVISION to authorize the Agreement, any Related Agreements to which it is a party and the transactions contemplated hereby and thereby, subject only to the approval of this Agreement by the Shareholders of record as of the Record Date. This Agreement and the Share Exchange have been unanimously approved by the Board of Directors of PROVISION. This Agreement and any Related Agreements to which PROVISION is a party have been duly executed and delivered by PROVISION and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute the valid and binding obligation of PROVISION enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies. The "Related Agreements" shall mean all such ancillary agreements and certificates required in this Agreement to be executed and delivered in connection with the transactions contemplated hereby.

3.5 No Conflict. The execution and delivery by PROVISION of this Agreement and any Related Agreements to which PROVISION is a party do not, and, the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (i) any provision of the Articles of Incorporation and Bylaws of PROVISION, (ii) any mortgage, indenture, lease, contract or other agreement or instrument (including without limitation any loan agreements, credit agreements, notes, bonds, or benefit plans), permit, concession, franchise or license to which PROVISION or any of its subsidiaries or any of the their respective properties or assets (including intangible assets) is subject, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to PROVISION or its respective properties or assets.

3.6 Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or

Share Exchange Agreement-Page 12
         commission ("Governmental Entity") is required by or with respect to PROVISION in connection with the execution and delivery of this Agreement and any Related Agreements to which PROVISION is a party or the consummation of the transactions contemplated hereby and thereby, except for (i) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws and (ii) the filing of this Agreement, or a Certificate of Share Exchange, with the Secretary of State of the State of Nevada.

3.7 PROVISION Financial Statements. Section 3.7 of PROVISION Disclosure Schedule sets forth a complete and correct copy of the following financial statements: (i) the Audited balance sheet at, and statements of operations, stockholders' equity, and cash flows from inception through September 30, 2003 (the "Financials"). The Financials have been prepared in accordance with GAAP. On or before the Closing PROVISION shall provide LEXON a current balance sheet (included in the definition of "Financials"). The Financials fairly present in all material respects the consolidated financial position of PROVISION as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which will not be material in significance.

3.8      Tax Matters.

         (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or, collectively, "Taxes," means (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iii) any liability for the payment of any amounts of the type described in clause (i) or
                  (ii) as a result of any express or implied obligation to indemnify any other person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

         (b)      Tax Returns and Audits.

                  (i) As of the Effective Time, PROVISION and PROVISION Subsidiaries will have prepared and timely filed all required federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to any and all Taxes concerning or attributable to PROVISION and all PROVISION Subsidiaries or their operations and such Returns are true and correct and have been completed in accordance with applicable law.

Share Exchange Agreement-Page 13

                  (ii) PROVISION and PROVISION Subsidiaries have not been delinquent of any material payment of any Tax nor is there any Tax deficiency outstanding, assessed or proposed against PROVISION and any of PROVISION Subsidiaries, nor have PROVISION or any of PROVISION Subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

                  (iii) No audit or other examination of any Return of PROVISION or of any of PROVISION Subsidiaries is presently in progress nor has PROVISION or any of PROVISION Subsidiaries been notified of any request for such an audit or other examination.

                  (iv) As of September 30, 2003, PROVISION and PROVISION Subsidiaries have no liabilities for due but unpaid federal, state, local and foreign Taxes which have not been accrued or reserved against on the Balance Sheet as of September 30, 2003, whether asserted or unasserted, contingent or otherwise.

                  (v) There are (and immediately following the Effective Time there will be) no liens, pledges, charges, claims, restrictions on transfer, mortgages, security interests or other encumbrances of any sort (collectively, "Liens") on the assets of PROVISION and of PROVISION Subsidiaries relating to or attributable to Taxes other than Liens for Taxes not yet due and payable.

                  (vi) PROVISION and PROVISION Subsidiaries have not filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(4) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by PROVISION or of any of PROVISION Subsidiaries.

                  (vii) PROVISION and PROVISION Subsidiaries are not parties to any tax sharing, indemnification or allocation agreement nor does PROVISION or any of PROVISION Subsidiaries owe any amount under any such agreement.

                  (viii) PROVISION and PROVISION Subsidiaries are not and have never been at any time, "United States Real Property Holding Corporations" within the meaning of Section 897(c)(2) of the Code.

                  (xii) No adjustment relating to any Return filed by PROVISION or any of PROVISION Subsidiaries has been proposed formally or, to the Knowledge of PROVISION or any of PROVISION Subsidiaries, informally by any tax authority to PROVISION or any of PROVISION Subsidiaries or any representative thereof.

                  (xiii) PROVISION and PROVISION Subsidiaries have not participated (either as a "distributing" or "controlled" corporation) in any transaction described in Section 355 of the Code.


Share Exchange Agreement-Page 14

3.9 Title to Properties and Assets. Except for (i) liens for current taxes not yet due and payable; (ii) liens imposed by law and incurred in the ordinary course of business for obligations not past due; (iii) liens in respect of pledges or deposits under workers' compensation laws or similar legislation; and (iv) minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, PROVISION has good title to or a valid leasehold interest in all of its properties and assets, which comprise all of the properties and assets reflected on the Balance Sheet at September 30, 2003, and all of the assets and properties used in the conduct of its business as currently conducted, and none of such properties or assets is subject to any lien of any nature whatsoever.

3.10 Intellectual Property. PROVISION or PROVISION Subsidiaries, owns, or has the right to use under agreements ("Intellectual Property Rights Agreements"), all of the patents, patent applications, design patents and applications therefore, trademarks, service marks, trademark and service mark applications, trade names, copyright registrations and licenses (the "Intellectual Property Rights") currently used by PROVISION and PROVISION Subsidiaries or necessary for the conduct of PROVISION's and PROVISION Subsidiaries' business as currently conducted and has taken all actions reasonable in light of its financial position to protect the Intellectual Property Rights. To PROVISION's Knowledge, except as set forth in Section 3.10 of PROVISION Disclosure Schedule, the business conducted or proposed to be conducted by PROVISION and PROVISION Subsidiaries does not and will not cause PROVISION and PROVISION Subsidiaries to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, mask-works, licenses, trade secrets, processes, data, know-how or other intellectual property rights of any other Person, and does not and will not require PROVISION and PROVISION Subsidiaries to obtain any license or other agreement to use any patents, trademarks, service marks, trade names, copyrights, mask-works, licenses, trade secrets, processes, data, know-how or other intellectual property rights or patents of others, except for licenses or agreements that can be obtained in the ordinary course of business without unreasonable effort, delay, cost or expense. The Intellectual Property Rights Agreements are valid, binding and in full force and effect and PROVISION and PROVISION Subsidiaries are neither in breach under any of the Intellectual Property Rights Agreements nor have any Knowledge of any claim for breach under any Intellectual Property Rights Agreements by the other parties thereto.

         To PROVISION's Knowledge, there is no person who is challenging, infringing on, or otherwise violating any right of PROVISION or PROVISION Subsidiaries with respect to any Intellectual Property Rights. Neither PROVISION nor any of PROVISION Subsidiaries have received any notice or otherwise has Knowledge of any pending claim, order or proceeding with respect to any Intellectual Property Rights used by PROVISION or PROVISION Subsidiaries; and, to PROVISION's Knowledge, no Intellectual Property Rights owned or used by PROVISION or PROVISION Subsidiaries are being used or enforced in a manner that would reasonably be expected to result in the abandonment, cancellation or unenforceability of such Intellectual Property Rights.

3.11 Material Contracts and Obligations. All material agreements or commitments of any

Share Exchange Agreement-Page 15
         nature to which PROVISION is a Party or by which it is bound, including without limitation (i) each agreement that requires future expenditures by PROVISION in excess of $5,000 or that might result in payments to PROVISION in excess of $25,000, (ii) all written employment agreements not stated on their face to be "at-will" employment agreements and all consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements, and
         (iii) each agreement with any Shareholder, officer or director of PROVISION, or any Affiliate of such Person, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such Person, other than employment agreements required by (ii) (collectively, the "Material Agreements") are valid, binding and in full force and effect. PROVISION is neither in breach under any of the Material Agreements nor, except as set forth in Section 3.11 of PROVISION Disclosure Schedule, has any Knowledge of any claim for breach under any Material Agreements by the other parties thereto.

3.12 Non-Compete Agreements. Neither PROVISION nor any of the PROVISION Subsidiaries is presently bound by any non-compete agreements or any other agreements or arrangements that limit or otherwise restrict PROVISION or any of PROVISION Subsidiaries or that would, after the Effective Time, limit or restrict LEXON (or the Surviving Corporation) from engaging or competing in any line of business or in any geographical area.

3.13 Interested Party Transactions. No employee, officer, director or Shareholder of PROVISION or member of his or her immediate family is indebted to PROVISION, nor is PROVISION indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary, bonuses, and other compensation for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of PROVISION, and (iii) for other employee benefits made generally available to all employees. To PROVISION's Knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom PROVISION is affiliated or with whom PROVISION has a contractual relationship, or any Person that competes with PROVISION, except that each employee, Shareholder, officer or director of PROVISION and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with PROVISION. Except as set forth in Section 3.13 of PROVISION Disclosure Schedule, to PROVISION's Knowledge, no officer, director or Shareholder or any member of his or her immediate families is, directly or indirectly, interested in any material contract with PROVISION (other than such contracts as relate to any such individual's employment, ownership of capital stock or other securities of PROVISION).

3.14     Litigation.

         (a) There is no action, proceeding, investigation, or inquiry pending or, to the best of PROVISION's knowledge, threatened
                  (i) against or affecting any of PROVISION's assets or business that, if determined adversely to PROVISION, would result in a

Share Exchange Agreement-Page 16

                  Material Effect or (ii) that questions this Agreement or any action contemplated by this Agreement or in connection with the Share Exchange.

         (b) PROVISION has no knowledge of any state of facts or of the occurrence or nonoccurrence of any event or group of related events, which should reasonably cause PROVISION to determine that there exists any basis for any material claim against PROVISION for any of the matters described in paragraph (a) above.

3.15 Compliance. PROVISION has complied in all material respects with all laws, regulations and orders applicable to its present and proposed business and has all material permits, variances, orders, approvals, and licenses required thereby. There is no term or provision of any mortgage, indenture, contract, agreement or instrument to which PROVISION is a Party or by which it is bound or of any provision of any existing state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon PROVISION, that would reasonably cause a PROVISION Material Adverse Effect, or, so far as PROVISION may now reasonably foresee, in the future is reasonably likely to cause a PROVISION Material Adverse Effect. To PROVISION's Knowledge, none of the Shareholders or any other employee of PROVISION or PROVISION Subsidiaries is in violation of any term of any contract or covenant (either with PROVISION or with another entity) relating to employment, patents, proprietary information disclosure, noncompetition or non-solicitation.

3.16 SEC Filings. None of the information supplied or to be supplied by PROVISION or any of PROVISION Subsidiaries for inclusion or incorporation by reference in (i) any materials to be filed with the Securities and Exchange Commission (the "SEC") by LEXON in connection with the issuance of the LEXON Common Stock in or as a result of the Exchange will, at the time such filing becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (ii) the materials to be filed with the SEC by PROVISION and LEXON pursuant to Section 5.1(a) hereof will not contain, at the dates mailed to the stockholders of LEXON and PROVISION, at the times of the Shareholders meeting of PROVISION (the "PROVISION Shareholders' Meeting") and the Stockholders meeting of LEXON (the "LEXON Stockholders' Meeting") in connection with the transactions contemplated hereby and as of the Effective Time, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The materials will comply as to form in all material respects with the provisions of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated by the SEC thereunder.

3.17     Employee Matters and Benefit Plans.

         (a) Definitions. For purposes of this Section, the following terms shall have the meanings set forth below:

                  (i) "Code" shall mean the Internal Revenue Code of 1986, as amended;

Share Exchange Agreement-Page 17

                  (ii)     "DOL" shall mean the Department of Labor;

                  (iii) "Employee" shall mean any current or former or retired employee, consultant or director of PROVISION or any PROVISION Subsidiary or any Affiliate;

                  (iv) "Employee Agreement" shall mean each management, employment, severance, consulting, relocation, repatriation, expatriation, visas, work permit or other agreement, contract or understanding between PROVISION or any PROVISION Subsidiary or any ERISA Affiliate and any Employee;

                  (v) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended;

                  (vi) "ERISA Affiliate" shall mean any other person or entity under common control with PROVISION or any PROVISION Subsidiary within the meaning of Section 414(b), (c), (m) or (o) of the Code and the regulations issued thereunder;

                  (vii)    "IRS" shall mean the Internal Revenue Service;

                  (viii) "PROVISION Employee Plan" shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded, including without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA which is or has been maintained, contributed to, or required to be contributed to, by PROVISION or any PROVISION Subsidiary, or any ERISA Affiliate for the benefit of any Employee, or with respect to which PROVISION or any PROVISION Subsidiary, or any ERISA Affiliate has or may have any liability or obligation; and

         (b) Employee Plans. PROVISION and PROVISION Subsidiaries are in material compliance with PROVISION Employee Plans. PROVISION and PROVISION Subsidiaries do not have any plan or commitment to establish any new PROVISION Employee Plan or Employee Agreements, to modify any PROVISION Employee Plan (except to the extent required by law or to conform any such PROVISION Employee Plan to the requirements of any applicable law, in each case as previously disclosed to PROVISION in writing, or as required by this Agreement), or to adopt or enter into any PROVISION Employee Plan.

         (c)      Employee   Plan   Compliance.   (i)  PROVISION  and  PROVISION
                  Subsidiaries have performed in all material respects all obligations required to be performed by them

Share Exchange Agreement-Page 18
                  under, are not in material default or violation of, and have no Knowledge of any default or violation by any other party to each PROVISION Employee Plan, and each PROVISION Employee Plan has been established and maintained in all material respects in accordance with its terms and in material compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) each PROVISION Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under
                  Section 501(a) of the Code has either received a favorable determination, opinion, notification or advisory letter from the IRS with respect to each such PROVISION Employee Plan as to its qualified status under the Code or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a letter and make any amendments necessary to obtain a favorable determination as to the qualified status of each such PROVISION Employee Plan; (iii) no "prohibited transaction," within the meaning of
                  Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 4975 or Section 408 of ERISA (or any administrative class exemption issued thereunder), has occurred with respect to any PROVISION Employee Plan; (iv) there are no actions, suits or claims pending, or, to the Knowledge of PROVISION or any PROVISION Subsidiary, threatened or reasonably anticipated (other than routine claims for benefits) against any PROVISION Employee Plan or against the assets of any PROVISION Employee Plan; (v) there are no audits, inquiries or proceedings pending or, to the Knowledge of PROVISION or any of PROVISION Subsidiaries, or any ERISA Affiliates, threatened by the IRS or DOL with respect to any PROVISION Employee Plan; and (vi) neither PROVISION, PROVISION Subsidiaries, nor any ERISA Affiliate is subject to any penalty or tax with respect to any PROVISION Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code.

         (d) Employment Matters. PROVISION and PROVISION Subsidiaries: (i) are in material compliance in all respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice). To PROVISION's Knowledge, there are no pending, threatened or reasonably anticipated claims or actions against PROVISION or any PROVISION Subsidiary under any worker's compensation policy or long-term disability policy.

         (e) Labor. To PROVISION's Knowledge, no work stoppage or labor strike against PROVISION or any PROVISION Subsidiary is pending, threatened or reasonably anticipated. PROVISION and PROVISION Subsidiaries do not know of any

Share Exchange Agreement-Page 19
                  activities or proceedings of any labor union to organize any Employees. There are no actions, suits, claims, labor disputes or grievances pending, or, to the Knowledge of PROVISION or PROVISION Subsidiaries, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in any liability to PROVISION or PROVISION Subsidiaries. Neither PROVISION nor any of PROVISION Subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act. PROVISION and PROVISION Subsidiaries are not presently, nor have they been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by PROVISION or any PROVISION Subsidiary.

3.18 Insurance. PROVISION maintains adequate insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations and employees of PROVISION and PROVISION Subsidiaries. There is no claim by PROVISION or any of PROVISION Subsidiaries pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid, and PROVISION and PROVISION Subsidiaries are otherwise in compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). PROVISION and PROVISION Subsidiaries do not have Knowledge of any threatened termination of, or premium increase with respect to, any of such policies.

3.19 Books and Records. The books and records of PROVISION (including, without limitation, the books of account, minute books, and stock record books) are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute books of PROVISION are complete and current in all material respects and, as applicable, accurately reflect all actions taken by the shareholders and the board of directors of PROVISION since the date of inception of PROVISION, and all signatures contained therein are the true signatures of the persons whose signatures they purport to be.

3.20     Environmental Matters.

         (a) Hazardous Material. Neither PROVISION nor any of the PROVISION Subsidiaries has: (i) operated any underground storage tanks at any property that PROVISION or any of the PROVISION Subsidiaries has at any time owned, operated, occupied or leased; or (ii) illegally released any material amount of any substance that has been designated by any Governmental Entity or by applicable foreign, federal, state, or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, and urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws (a "Hazardous Material"), but

Share Exchange Agreement-Page 20
                  excluding office and janitorial supplies properly and safely maintained. To the Knowledge of PROVISION and PROVISION Subsidiaries, no Hazardous Materials are present as a result of the actions of PROVISION or any of PROVISION Subsidiaries or as a result of any actions of any other person or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that PROVISION or any of PROVISION Subsidiaries has at any time owned, operated, occupied or leased.

         (b) Hazardous Materials Activities. Neither PROVISION nor any of PROVISION Subsidiaries has transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Effective Time, nor has either of them disposed of, transported, sold, or manufactured any product containing a Hazardous Material (any or all of the foregoing being collectively referred to as "Hazardous Materials
                  Activities") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

         (c) Permits. PROVISION and PROVISION Subsidiaries currently hold all environmental approvals, permits, licenses, clearances and consents (the "Environmental Permits") necessary for the conduct of PROVISION's or any of PROVISION Subsidiaries' Hazardous Material Activities, respectively, and other businesses of PROVISION or any of PROVISION Subsidiaries, as such activities and businesses are currently being conducted.

         (d) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to the Knowledge of PROVISION or any of PROVISION Subsidiaries, threatened concerning any Environmental Permit, Hazardous Material or any Hazardous Materials Activity of PROVISION or any of PROVISION Subsidiaries. Neither PROVISION nor any of PROVISION Subsidiaries has Knowledge of any fact or circumstance which could reasonably be expected to involve
                  PROVISION or any of PROVISION Subsidiaries in any environmental litigation or impose upon PROVISION or any of PROVISION Subsidiaries any environmental liability.

3.21 Ownership of Shares. To the knowledge of PROVISION, the PROVISION Shareholders possess full authority and legal right to sell, transfer, and assign the entire legal and beneficial ownership of the shares of PROVISION common stock, free from all liens, claims, and encumbrances of any kind.

3.22     Violation of Laws, Permits, etc.

         (a) PROVISION is not in violation of any term or provision of its Articles of Incorporation or bylaws, or of any material term or provision of any judgment, decree, order, statute, law, injunction, rule, ordinance, or governmental regulation

Share Exchange Agreement-Page 21

                  that is applicable to it and where the failure to comply with which would have a Material Effect.

         (b) PROVISION has maintained in full force and effect all certificates, licenses, and permits material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending.

3.23 Undisclosed Liabilities. To the knowledge of PROVISION, PROVISION does not have any material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise (all of the foregoing being collectively referred to as "Liabilities" and individually as a "Liability"), of a kind required by GAAP to be set forth on a financial statement that is not fully and adequately reflected or reserved against on the PROVISION Financial Statements. PROVISION does not have any Liabilities, whether or not of a kind required by GAAP to be set forth on a financial statement, other than
         (a) Liabilities incurred in the ordinary course of business since the date of the latest balance sheet included in the PROVISION Financial Statements that are consistent with past practice and are included in the latest PROVISION Financial Statements, (b) Liabilities that are fully reflected on or reserved against on the latest balance sheet included in the PROVISION Financial Statements, or (c) as specifically disclosed in the PROVISION Financial Statements.

3.24 Accounts Receivable and Accounts Payable. All accounts receivable reflected on the latest balance sheet of PROVISION included in the PROVISION Financial Statements, and all accounts receivable arising subsequent to September 30, 2003 (a) have arisen from bona fide sales transactions in the ordinary course of business on ordinary trade terms and (b) have been collected or are collectible in the ordinary course of business in the aggregate recorded amounts thereof in accordance with their terms without valid set-off or counterclaim. PROVISION has made payments on accounts payable and other current obligations arising subsequent to September 30, 2003, in accordance with past practice of the business of PROVISION.

3.25 Compensation Arrangements; Officers and Directors. Section 3.25 to the PROVISION Disclosure Schedule sets forth: (a) the names of all present officers and directors of PROVISION and current annual salary, including any promised, expected or customary bonus or such other amount, and (b) the names and titles of all directors and officers of PROVISION. PROVISION has not made a commitment or agreement (verbally or in writing) to increase the compensation or to modify the conditions or terms of employment of any person listed in Section 3.25 to the PROVISION Disclosure Schedule. To the knowledge of PROVISION, none of such persons has made a threat to PROVISION to terminate such person's relationship with PROVISION.

3.26 Operations. Except as expressly authorized by this Agreement, and except as set forth in Section 3.26 to the PROVISION Disclosure Schedule, since September 30, 2003, PROVISION has not:

Share Exchange Agreement-Page 22

         (a) amended its Articles of Incorporation or Bylaws or merged with or into or consolidated with any other entity, or changed or agreed to rearrange in any manner the character of the business of PROVISION;

         (b) issued, sold or purchased options or rights to subscribe to, or entered into any contracts or commitments to issue, sell or purchase, any shares of its capital stock or other equity interests except in the ordinary course of business and consistent with past practices;

         (c) issued any note, bond or other debt security, created, incurred or assumed any indebtedness for borrowed money other than in the ordinary course of business in connection with trade payables, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation;

         (d) declared, set aside or paid any dividends or declared or made any other distributions of any kind to the shareholders, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock or other equity interests;

         (e) knowingly waived any right of material value to the business of PROVISION;

         (f) made any change in its accounting methods or practices or made any changes in depreciation or amortization policies or rates adopted by it or made any material write-down of inventory or material write-off as uncorrectable of accounts receivable;

         (g) made any wage or salary increase or other compensation payable or to become payable or bonus, or increase in any other direct or indirect compensation, for or to any of its officers, directors, employees, consultants, agents or other representatives, or any accrual for or commitment or agreement to make or pay the same, other than increases made in the ordinary course consistent with past practice;

         (h) entered into any transactions with any of its affiliates, shareholders, officers, directors, employees, consultants, agents or other representatives (other than employment arrangements made in the ordinary course of business consistent with past practice), or any affiliate of any shareholder, officer, director, consultant, employee, agent or other representative;

         (i) made any payment or commitment to pay any severance or termination pay to any person or any of its officers, directors, employees, consultants, agents or other representatives, other than payments or commitments to pay such persons or their officers, directors, employees in the ordinary course of business;

         (j) except in the ordinary course of business, incurred or assumed any debt, obligation or liability (whether absolute or contingent and whether or not currently due and payable);

Share Exchange Agreement-Page 23

         (k) except in the ordinary course of business, made any acquisition of all or any part of the assets, properties, capital stock or business of any other person;

         (l) except in the ordinary course of business, paid, directly or indirectly, any of its Liabilities before the same became due in accordance with their terms or otherwise than in the ordinary course of business, except to obtain the benefit of discounts available for early payment;

         (m) except in the ordinary course of business, created, incurred or assumed any indebtedness for borrowed money, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation;

         (n) except in the ordinary course of business, made any capital expenditures or commitments for capital expenditures; or

         (o) except in the ordinary course of business, terminated, failed to renew, amended or entered into any contract or other agreement.

3.27 Licenses and Permits. PROVISION has obtained all material government permits, licenses, domain name and other registrations, and other consents and authorizations (federal, state, local and foreign) of any Governmental or Regulatory Body (collectively, "Permits") are required to be obtained by PROVISION in connection with its properties or the business of PROVISION. PROVISION has not received any notice of any claim of revocation of any such Permit and has no knowledge of any event, which would be likely to give rise to such a claim. Further, PROVISION has not received any notice or other communication from any Governmental or Regulatory Body regarding any actual, alleged, possible or potential violation of, or failure to comply with, any federal, state, local, municipal, foreign, international, multinational or other constitution, law, ordinance, principle of common law, code, regulation, statute or treaty ("Legal Requirement").

3.28 No Material Adverse Change. Since the date of the PROVISION Financial Statements, there has not been any material adverse change in the business, operations, prospects, assets, results of operations or condition (financial or other) of PROVISION, and no event has occurred or circumstances exist that may result in such a material adverse change.

3.29 Compliance with the Foreign Corrupt Practices Act. PROVISION and its representatives have not, to obtain or retain business, directly or indirectly offered, paid, or promised to pay, or authorized the payment of, any money or other thing of value (including any fee, gift sample, travel expense or entertainment with a value in excess of $100.00 in the aggregate to any one individual in any year) or any commission payment in excess of 1% of any amount payable, to: (a) any person who is an official, officer, agent, employee or representative of any Governmental or Regulatory Body or of any existing or prospective customer (whether government owned or non-government owned); (b) any political party or official thereof; (c) any candidate for political or political party office; or (d) any other individual or entity; while knowing or having reason to believe that all or any portion of such money or thing of

Share Exchange Agreement-Page 24
         value would be offered, given, or promised, directly or indirectly, to any such official, officer, agent, employee, representative, political party, political party official, candidate, individual, or any entity affiliated with such customer, political party or official or political office. PROVISION has made all payments to third parties by check mailed to such third parties' principal place of business or by wire transfer to a bank located in the same jurisdiction as such party's principal place of business. Each transaction is properly and accurately recorded on the books and records of PROVISION, and each document upon which entries in PROVISION's books and records are based is complete and accurate in all respects. PROVISION maintains a system of internal accounting controls adequate to insure that PROVISION maintains no off-the-books accounts and that PROVISION's assets are used only in accordance with PROVISION's management directives.

3.30 Brokers. Except as set forth in Section 3.30 of the PROVISION Disclosure Schedule, all negotiations relating to this Agreement and the transactions contemplated hereby have been carried out by PROVISION directly with LEXON without the intervention of any other person on behalf of PROVISION in such manner as to give rise to any valid claim by any person against PROVISION or LEXON for a finder's fee, brokerage commission or similar payment.

3.31 Disclosure. To the knowledge of PROVISION, neither this Agreement, nor any Schedule to this Agreement, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

3.32 PROVISION Shareholders. To the knowledge of PROVISION, all of the PROVISION Shareholders approving the Share Exchange understand that the shares of LEXON Common Stock are restricted securities under the Securities Act and acknowledge that such PROVISION Shareholder (i) is acquiring the LEXON Common Stock for his/her/its own account without a view to distribution within the meaning of the Securities Act; (ii) has received from LEXON its filings with the Securities and Exchange Commission and all other information that he has deemed necessary to make an informed investment decision with respect to an investment in LEXON in general and the LEXON Common Stock in particular; (iii) is financially able to bear the economic risks of an investment in LEXON; and (iv) has such knowledge and experience in financial and business matters in general and with respect to investments of a nature similar to the LEXON Common Stock so as to be capable, by reason of such knowledge and experience, of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the LEXON Common Stock. All of the PROVISION Shareholders approving the Share Exchange understand and agree that the certificates evidencing the LEXON Common Stock shall bear the usual restrictive legend pertaining to Rule 144 under the Securities Act and that the LEXON Common Stock will not be transferable except under an effective registration statement under the Securities Act or in accordance with available exemptions from registration under the Securities Act. There are no more than 35 non-accredited investors among the PROVISION Shareholders.


                                   ARTICLE IV

Share Exchange Agreement-Page 25

                     REPRESENTATIONS AND WARRANTIES OF LEXON

         LEXON, represents and warrants to PROVISION, subject to such exceptions as are specifically disclosed in the disclosure schedule (referencing the appropriate section and/or paragraph numbers) previously supplied by LEXON to PROVISION (the "LEXON Disclosure Schedule"), that on the date hereof and as of the Effective Time, as though made at the Effective Time, as follows:

4.1 Organization and Standing. LEXON is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. LEXON is duly qualified and in good standing to do business in each jurisdiction where the failure to be so qualified would have a LEXON Material Adverse Effect (as defined below). LEXON is presently not in compliance with the reporting requirements of the Securities Exchange Act of 1934, as amended. LEXON has filed, or will file prior to the Effective Time, all material required to be filed pursuant to all reporting obligations (the "LEXON SEC Reports"), under either Section 13(a) or 15(d) of the 1934 Act during the twelve (12) months immediately preceding the date of this Agreement, in accordance with Sections 6.1(l), 6.1(m) and 6.1(n) and conditioned upon the payments described therein.

          For all purposes of this Agreement, the term "LEXON Material Adverse Effect" means any change, event or effect that is materially adverse to the business, assets (including intangible assets), condition (financial or otherwise), results of operations or prospects of LEXON and its subsidiaries, taken as a whole. LEXON has delivered a true and correct copy of its Articles of Incorporation and Bylaws, each as amended to date, to PROVISION. The operations now being conducted by LEXON have not been conducted under any other name.

4.2 Subsidiaries. LEXON has one subsidiary, Cancer Diagnostics, Inc., an inactive Florida corporation. The entities in which LEXON has a controlling interest are hereinafter occasionally referred to collectively, as "LEXON Subsidiaries" and individually as a "LEXON Subsidiary."

4.3      LEXON Capital Structure.

         (a) The authorized capital stock of LEXON consists of 45,000,000 shares of Common Stock, of which 3,200,000 shares are issued and outstanding (subsequent to the 1-for-10 reverse split effected in connection with the Merger), and 5,000,000 shares of preferred stock (the "Preferred Stock", with the Common Stock collectively hereinafter referred to as the "Capital Stock"), of which no shares are issued and outstanding. All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of LEXON Capital Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights

Share Exchange Agreement-Page 26
                  created by statute, the Certificate of Incorporation or Bylaws of LEXON or any agreement to which LEXON is a party or by which it is bound and have been issued in compliance with federal and state securities laws. There are no declared or accrued unpaid dividends with respect to any shares of LEXON's Common Stock. LEXON has no other capital stock authorized, issued or outstanding.

         (b) Section 4.3(b) of LEXON Disclosure Schedule sets forth each outstanding option and warrant to purchase LEXON Common Stock (a "LEXON Options and Warrants"), the number of shares of LEXON Common Stock subject to such LEXON Options and Warrants and the exercise price of such LEXON Options and Warrants. Except as set forth on Section 4.3(b) of LEXON Disclosure Schedule, there are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which LEXON is a party or by which it is bound obligating LEXON or any of its subsidiaries to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of LEXON or obligating LEXON or any of its subsidiaries to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to LEXON or its subsidiaries. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting stock of LEXON.

4.4 Authority. LEXON has all requisite power and authority to enter into this Agreement and any Related Agreements (as hereinafter defined) to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and any Related Agreements to which LEXON is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of LEXON, and no further action is required on the part of LEXON to authorize the Agreement, any Related Agreements to which it is a party and the transactions contemplated hereby and thereby, subject only to the approval of this Agreement by the Shareholders of record as of the Record Date. This Agreement and the Share Exchange have been unanimously approved by the Board of Directors of LEXON. This Agreement and any Related Agreements to which LEXON is a party have been duly executed and delivered by LEXON and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute the valid and binding obligation of LEXON enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies. The "Related Agreements" shall mean all such ancillary agreements and certificates required in this Agreement to be executed and delivered in connection with the transactions contemplated hereby.

4.5 No Conflict. The execution and delivery by LEXON of this Agreement and any Related Agreements to which LEXON is a party do not, and, the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of

Share Exchange Agreement-Page 27
         termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict")
         (i) any provision of the Certificate of Incorporation and Bylaws of LEXON, (ii) any mortgage, indenture, lease, contract or other agreement or instrument (including without limitation any loan agreements, credit agreements, notes, bonds, or benefit plans), permit, concession, franchise or license to which LEXON or any of its subsidiaries or any of the their respective properties or assets (including intangible assets) is subject, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to LEXON or its respective properties or assets.

4.6 Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission ("Governmental Entity") is required by or with respect to LEXON in connection with the execution and delivery of this Agreement and any Related Agreements to which LEXON is a party or the consummation of the transactions contemplated hereby and thereby, except for (i) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws and (ii) the filing of this Agreement with the Secretary of State of the State of Oklahoma.

4.7 LEXON Financial Statements. Prior to the Effective Date and upon completion of the conditions precedent to Closing as outlined in
         Section 6.1(l), Section 4.7 of LEXON Disclosure Schedule shall set forth a complete and correct copy of the following financial statements: (i) the audited balance sheet at December 31, 2002 and statements of operations, stockholders equity and cash flows for LEXON for the period from inception to December 31, 2002 and for the years ended December 31, 2002 and 2001 and the statement of operations of LEXON for the period ending December 31, 2002 and the unaudited balance sheets at September 30, 2003 and statements of operations and cash flows for LEXON for the period from inception to September 30, 2003 and for the nine months ended September 30, 2003 and 2002 (the "Lexon Financials"). The Financials will have been prepared in accordance with GAAP. The LEXON Financials shall fairly present in all material respects the consolidated financial position of LEXON as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which will not be material in significance.

4.8      Tax Matters.

         (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or, collectively, "Taxes," means (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iii) any

Share Exchange Agreement-Page 28
                  liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of any express or implied obligation to indemnify any other person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

         (b)      Tax Returns and Audits.

                  (i) As of the Effective Time, LEXON and LEXON Subsidiaries will have prepared and timely filed all required federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to any and all Taxes concerning or attributable to LEXON and all LEXON Subsidiaries or their operations and such Returns are true and correct and have been completed in accordance with applicable law.

                  (ii) LEXON and LEXON Subsidiaries have not been delinquent of any material payment of any Tax nor is there any Tax deficiency outstanding, assessed or proposed against LEXON and any of LEXON Subsidiaries, nor have LEXON or any of LEXON Subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

                  (iii) No audit or other examination of any Return of LEXON or of any of LEXON Subsidiaries is presently in progress, nor have LEXON or any of LEXON Subsidiaries been notified of any request for such an audit or other examination.

                  (iv) As of the Balance Sheet Date, LEXON and LEXON Subsidiaries have no liabilities for due but unpaid federal, state, local and foreign Taxes which have not been accrued or reserved against on the Balance Sheet, whether asserted or unasserted, contingent or otherwise.

                  (v) There are (and immediately following the Effective Time there will be) no liens, pledges, charges, claims, restrictions on transfer, mortgages, security interests or other encumbrances of any sort (collectively, "Liens") on the assets of LEXON and of LEXON Subsidiaries relating to or attributable to Taxes other than Liens for Taxes not yet due and payable.

                  (vi) LEXON and LEXON Subsidiaries have not filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(4) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by LEXON or of any of LEXON Subsidiaries.

                  (vii) LEXON and LEXON Subsidiaries are not parties to any tax sharing, indemnification or allocation agreement nor does LEXON or any of LEXON

Share Exchange Agreement-Page 29

                           Subsidiaries owe any amount under any such agreement.

                  (viii) LEXON and LEXON Subsidiaries are not and have never been at any time, "United States Real Property Holding Corporations" within the meaning of Section 897(c)(2) of the Code.

                  (xii) No adjustment relating to any Return filed by LEXON or any of LEXON Subsidiaries has been proposed formally or, to the Knowledge of LEXON or any of LEXON Subsidiaries, informally by any tax authority to LEXON or any of LEXON Subsidiaries or any representative thereof.

                  (xiii) LEXON and LEXON Subsidiaries have not participated (either as a "distributing" or "controlled" corporation) in any transaction described in Section 355 of the Code.

4.9 Title to Properties and Assets. Except for (i) liens for current taxes not yet due and payable; (ii) liens imposed by law and incurred in the ordinary course of business for obligations not past due; (iii) liens in respect of pledges or deposits under workers' compensation laws or similar legislation; and (iv) minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, LEXON has good title to or a valid leasehold interest in all of its properties and assets, which comprise all of the properties and assets reflected on the Balance Sheet and all of the assets and properties used in the conduct of its business as currently conducted, and none of such properties or assets is subject to any lien of any nature whatsoever.

4.10 Intellectual Property. LEXON or LEXON Subsidiaries, owns, or has the right to use under agreements ("Intellectual Property Rights Agreements"), all of the patents, patent applications, design patents and applications therefore, trademarks, service marks, trademark and service mark applications, trade names, copyright registrations and licenses (the "Intellectual Property Rights") currently used by LEXON and LEXON Subsidiaries or necessary for the conduct of LEXON's and LEXON Subsidiaries' business as currently conducted and has taken all actions reasonable in light of its financial position to protect the Intellectual Property Rights. To LEXON's Knowledge, except as set forth in Section 2.12 of LEXON Disclosure Schedule, the business conducted or proposed to be conducted by LEXON and LEXON Subsidiaries does not and will not cause LEXON and LEXON Subsidiaries to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, mask-works, licenses, trade secrets, processes, data, know-how or other intellectual property rights of any other Person, and does not and will not require LEXON and LEXON Subsidiaries to obtain any license or other agreement to use any patents, trademarks, service marks, trade names, copyrights, mask-works, licenses, trade secrets, processes, data, know-how or other intellectual property rights or patents of others, except for licenses or agreements that can be obtained in the ordinary course of business without unreasonable effort, delay, cost or expense. The Intellectual Property Rights Agreements are valid, binding and in full force and effect and LEXON and LEXON Subsidiaries are neither in breach under any of the Intellectual Property Rights Agreements nor have any Knowledge of any claim for breach under any Intellectual Property Rights Agreements by the other

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

         parties thereto.

         To LEXON's Knowledge, there is no person who is challenging, infringing on, or otherwise violating any right of LEXON or LEXON Subsidiaries with respect to any Intellectual Property Rights. Neither LEXON nor any of LEXON Subsidiaries have received any notice or otherwise has Knowledge of any pending claim, order or proceeding with respect to any Intellectual Property Rights used by LEXON or LEXON Subsidiaries; and, to LEXON's Knowledge, no Intellectual Property Rights owned or used by LEXON or LEXON Subsidiaries are being used or enforced in a manner that would reasonably be expected to result in the abandonment, cancellation or unenforceability of such Intellectual Property Rights.

4.11 Material Contracts and Obligations. Except as described in Section 4.11 of LEXON'S Disclosure Statement there are no other material contracts or obligations.

4.12 Non-Compete Agreements. Neither LEXON nor any of LEXON Subsidiaries is presently bound by any non-compete agreements or any other agreements or arrangements that limit or otherwise restrict LEXON or any of LEXON Subsidiaries or that would, after the Effective Time, limit or restrict PROVISION (or the Surviving Corporation) from engaging or competing in any line of business or in any geographical area.

4.13 Interested Party Transactions. No employee, officer, director or Shareholder of LEXON or member of his or her immediate family is indebted to LEXON, nor is LEXON indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary, bonuses, and other compensation for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of LEXON, and
         (iii) for other employee benefits made generally available to all employees. To LEXON's Knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom LEXON is affiliated or with whom LEXON has a contractual relationship, or any Person that competes with LEXON, except that each employee, Shareholder, officer or director of LEXON and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with LEXON. Except as set forth in Section 4.13 of LEXON Disclosure Schedule, to LEXON's Knowledge, no officer, director or Shareholder or any member of his or her immediate families is, directly or indirectly, interested in any material contract with LEXON (other than such contracts as relate to any such individual's employment, ownership of capital stock or other securities of LEXON).

4.14 Litigation. Except as described in Section 4.14 of LEXON'S Disclosure Statements, the Company is not a party to any pending or threatened litigation.


4.15 Compliance. Except as disclosed in Section 4.1 of this Agreement, LEXON has complied in all material respects with all laws, regulations and orders applicable to its present and proposed business and has all material permits, variances, orders, approvals, and licenses required thereby. There is no term or provision of any mortgage, indenture, contract,

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

         agreement or instrument to which LEXON is a Party or by which it is bound or of any provision of any existing state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon LEXON, that would reasonably cause a LEXON Material Adverse Effect, or, so far as LEXON may now reasonably foresee, in the future is reasonably likely to cause a LEXON Material Adverse Effect. To LEXON's Knowledge, none of the Shareholders nor any other employee of LEXON or LEXON Subsidiaries is in violation of any term of any contract or covenant (either with LEXON or with another entity) relating to employment, patents, proprietary information disclosure, noncompetition or non-solicitation.

4.16 SEC Filings. None of the information supplied or to be supplied by LEXON or any of LEXON Subsidiaries for inclusion or incorporation by reference in (i) any materials to be filed with the SEC by LEXON in connection with the issuance of the LEXON Common Stock in or as a result of the Exchange will, at the time such filing becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (ii) the materials to be filed with the SEC by LEXON and LEXON pursuant to
         Section 5.1(a) hereof will not contain, at the dates mailed to the stockholders of PROVISION and LEXON, at the times of the Shareholders meeting of LEXON (the "LEXON Shareholders' Meeting") and the Stockholders meeting of LEXON (the "LEXON Stockholders' Meeting") in connection with the transactions contemplated hereby and as of the Effective Time, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The materials will comply as to form in all material respects with the provisions of the Securities and Exchange Act and the rules and regulations promulgated by the SEC thereunder.

4.17     Employee Matters and Benefit Plans.

         (a) Definitions. For purposes of this Section, the following terms shall have the meanings set forth below:

                  (i) "Code" shall mean the Internal Revenue Code of 1986, as amended;

                  (ii)     "DOL" shall mean the Department of Labor;

                  (iii) "Employee" shall mean any current or former or retired employee, consultant or director of LEXON or any LEXON Subsidiary or any Affiliate;

                  (iv) "Employee Agreement" shall mean each management, employment, severance, consulting, relocation, repatriation, expatriation, visas, work permit or other agreement, contract or understanding between LEXON or any LEXON Subsidiary or any ERISA Affiliate and any Employee;

                  (v) "ERISA" shall mean the Employee Retirement Income Security Act of 1974,

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

                           as amended;

                  (vi) "ERISA Affiliate" shall mean any other person or entity under common control with LEXON or any LEXON Subsidiary within the meaning of Section 414(b), (c),
                           (m) or (o) of the Code and the regulations issued thereunder;

                  (vii)    "IRS" shall mean the Internal Revenue Service;

                  (viii) "LEXON Employee Plan" shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded, including without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA which is or has been maintained, contributed to, or required to be contributed to, by LEXON or any LEXON Subsidiary, or any ERISA Affiliate for the benefit of any Employee, or with respect to which LEXON or any LEXON Subsidiary, or any ERISA Affiliate has or may have any liability or obligation; and

         (b) Employee Plans. LEXON and LEXON Subsidiaries are in material compliance with LEXON Employee Plans. LEXON and LEXON Subsidiaries do not have any plan or commitment to establish any new LEXON Employee Plan or Employee Agreements, to modify any LEXON Employee Plan (except to the extent required by law or to conform any such LEXON Employee Plan to the requirements of any applicable law, in each case as previously disclosed to PROVISION in writing, or as required by this Agreement), or to adopt or enter into any LEXON Employee Plan.

         (c) Employee Plan Compliance. (i) LEXON and LEXON Subsidiaries have performed in all material respects all obligations required to be performed by them under, are not in material default or violation of, and have no Knowledge of any default or violation by any other party to each LEXON Employee Plan, and each LEXON Employee Plan has been established and maintained in all material respects in accordance with its terms and in material compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) each LEXON Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code has either received a favorable determination, opinion, notification or advisory letter from the IRS with respect to each such LEXON Employee Plan as to its qualified status under the Code or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a letter and make any amendments necessary to obtain a favorable determination as to the qualified status of each such LEXON Employee Plan; (iii) no "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 4975 or Section 408 of ERISA (or any

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

                  administrative class exemption issued thereunder), has occurred with respect to any LEXON Employee Plan; (iv) there are no actions, suits or claims pending, or, to the Knowledge of LEXON or any LEXON Subsidiary, threatened or reasonably anticipated (other than routine claims for benefits) against any LEXON Employee Plan or against the assets of any LEXON
                  Employee Plan; (v) there are no audits, inquiries or proceedings pending or, to the Knowledge of LEXON or any of LEXON Subsidiaries, or any ERISA Affiliates, threatened by the IRS or DOL with respect to any LEXON Employee Plan; and (vi) neither LEXON, LEXON Subsidiaries, nor any ERISA Affiliate is subject to any penalty or tax with respect to any LEXON Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code.

         (d) Employment Matters. LEXON and LEXON Subsidiaries: (i) are in material compliance in all respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice). To LEXON's Knowledge, there are no pending, threatened or reasonably anticipated claims or actions against LEXON or any LEXON Subsidiary under any worker's compensation policy or long-term disability policy.

         (e) Labor. To LEXON's Knowledge, no work stoppage or labor strike against LEXON or any LEXON Subsidiary is pending, threatened or reasonably anticipated. LEXON and LEXON Subsidiaries do not know of any activities or proceedings of any labor union to organize any Employees. There are no actions, suits, claims, labor disputes or grievances pending, or, to the Knowledge of LEXON or LEXON Subsidiaries, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in any liability to LEXON or LEXON Subsidiaries. Neither LEXON nor any of LEXON Subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act. LEXON and LEXON Subsidiaries are not presently, nor have they been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by LEXON or any LEXON Subsidiary.

4.18 Insurance. LEXON maintains adequate insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations and employees of LEXON and LEXON

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

         Subsidiaries. There is no claim by LEXON or any of LEXON Subsidiaries pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid, and LEXON and LEXON Subsidiaries are otherwise in compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). LEXON and LEXON Subsidiaries do not have Knowledge of any threatened termination of, or premium increase with respect to, any of such policies.

4.19 Books and Records. The books and records of LEXON (including, without limitation, the books of account, minute books, and stock record books) are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute books of LEXON are complete and current in all material respects and, as applicable, accurately reflect all actions taken by the shareholders and the board of directors of LEXON since the date of inception of LEXON, and all signatures contained therein are the true signatures of the persons whose signatures they purport to be.

4.20     Environmental Matters.

         (a) Hazardous Material. Neither LEXON nor any of LEXON Subsidiaries has: (i) operated any underground storage tanks at any property that LEXON or any of LEXON Subsidiaries has at any time owned, operated, occupied or leased; or (ii) illegally released any material amount of any substance that has been designated by any Governmental Entity or by applicable foreign, federal, state, or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, and urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws (a "Hazardous Material"), but excluding office and janitorial supplies properly and safely maintained. To the Knowledge of LEXON and LEXON Subsidiaries, no Hazardous Materials are present as a result of the actions of LEXON or any of LEXON Subsidiaries or as a result of any actions of any other person or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that LEXON or any of LEXON Subsidiaries has at any time owned, operated, occupied or leased.

         (b) Hazardous Materials Activities. Neither LEXON nor any of LEXON Subsidiaries has transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Effective Time, nor has either of them disposed of, transported, sold, or manufactured any product containing a Hazardous Material (any or all of the foregoing being collectively referred to as "Hazardous Materials Activities") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control

Share Exchange Agreement-Page 35

                  Hazardous Materials or any Hazardous Material Activity.

         (c) Permits. LEXON and LEXON Subsidiaries currently hold all environmental approvals, permits, licenses, clearances and consents (the "Environmental Permits") necessary for the conduct of LEXON's or any of LEXON Subsidiaries' Hazardous Material Activities, respectively, and other businesses of LEXON or any of LEXON Subsidiaries, as such activities and businesses are currently being conducted.

         (d) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to the Knowledge of LEXON or any of LEXON Subsidiaries, threatened concerning any Environmental Permit, Hazardous Material or any Hazardous Materials Activity of LEXON or any of LEXON Subsidiaries. Neither LEXON nor any of LEXON Subsidiaries has Knowledge of any fact or circumstance which could reasonably be expected to involve LEXON or any of LEXON Subsidiaries in any environmental litigation or impose upon LEXON or any of LEXON Subsidiaries any environmental liability.

4.21     Violation of Laws, Permits, etc.

         (a) LEXON is not in violation of any term or provision of its Articles of Incorporation or bylaws, or of any material term or provision of any judgment, decree, order, statute, law, injunction, rule, ordinance, or governmental regulation that is applicable to it and where the failure to comply with which would have a Material Effect.

         (b) LEXON has maintained in full force and effect all certificates, licenses, and permits material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending.

4.22 Undisclosed Liabilities. Except as disclosed in Section 4.22 of the LEXON Disclosure Schedule, LEXON does not have any material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise (all of the foregoing being collectively referred to as "Liabilities" and individually as a "Liability"), of a kind required by GAAP to be set forth on a financial statement that is not fully and adequately reflected or reserved against on the LEXON Financial Statements. LEXON does not have any Liabilities, whether or not of a kind required by GAAP to be set forth on a financial statement, other than (a) Liabilities incurred in the ordinary course of business since the date of the latest balance sheet included in the LEXON Financial Statements that are consistent with past practice and are included in the latest LEXON Financial Statements, (b) Liabilities that are fully reflected on or reserved against on the latest balance sheet included in the LEXON Financial Statements, or (c) as specifically disclosed in the LEXON Financial Statements.

4.23 Accounts Receivable and Accounts Payable. All accounts receivable reflected on the latest balance sheet of LEXON included in the LEXON Financial Statements, and all

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

         accounts receivable arising subsequent to December 31, 2002, (a) have arisen from bona fide sales transactions in the ordinary course of business on ordinary trade terms and (b) have been collected or are collectible in the ordinary course of business in the aggregate recorded amounts thereof in accordance with their terms without valid set-off or counterclaim. LEXON has made payments on accounts payable and other current obligations arising subsequent to December 31, 2002, in accordance with past practice of the business of LEXON.

4.24 Compensation Arrangements; Officers and Directors. Section 4.24 to the LEXON Disclosure Schedule sets forth: (a) the names of all present officers and directors of LEXON and current annual salary, including any promised, expected or customary bonus or such other amount, and (b) the names and titles of all directors and officers of LEXON. LEXON has not made a commitment or agreement (verbally or in writing) to increase the compensation or to modify the conditions or terms of employment of any person listed in Section 4.24 to the LEXON Disclosure Schedule. To the knowledge of LEXON, none of such persons has made a threat to LEXON to terminate such person's relationship with LEXON.

4.25 Operations. Except as expressly authorized by this Agreement, since the date of the latest LEXON Financial Statements, LEXON has not:

         (a) amended its Articles of Incorporation or Bylaws or merged with or into or consolidated with any other entity, or changed or agreed to rearrange in any manner the character of the business of LEXON;

         (b) issued, sold or purchased options or rights to subscribe to, or entered into any contracts or commitments to issue, sell or purchase, any shares of its capital stock or other equity interests except in the ordinary course of business and consistent with past practices;

         (c) issued any note, bond or other debt security, created, incurred or assumed any indebtedness for borrowed money other than in the ordinary course of business in connection with trade payables, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation;

         (d) declared, set aside or paid any dividends or declared or made any other distributions of any kind to the shareholders, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock or other equity interests;

         (e) knowingly waived any right of material value to the business of LEXON;

         (f) made any change in its accounting methods or practices or made any changes in depreciation or amortization policies or rates adopted by it or made any material write-down of inventory or material write-off as uncorrectable of accounts receivable;

Share Exchange Agreement-Page 37

         (g) made any wage or salary increase or other compensation payable or to become payable or bonus, or increase in any other direct or indirect compensation, for or to any of its officers, directors, employees, consultants, agents or other representatives, or any accrual for or commitment or agreement to make or pay the same, other than increases made in the ordinary course consistent with past practice;

         (h) entered into any transactions with any of its affiliates, shareholders, officers, directors, employees, consultants, agents or other representatives (other than employment arrangements made in the ordinary course of business consistent with past practice), or any affiliate of any shareholder, officer, director, consultant, employee, agent or other representative;

         (i) made any payment or commitment to pay any severance or termination pay to any person or any of its officers, directors, employees, consultants, agents or other representatives, other than payments or commitments to pay such persons or their officers, directors, employees in the ordinary course of business;

         (j) except in the ordinary course of business, incurred or assumed any debt, obligation or liability (whether absolute or contingent and whether or not currently due and payable);

         (k) except in the ordinary course of business, made any acquisition of all or any part of the assets, properties, capital stock or business of any other person;

         (l) except in the ordinary course of business, paid, directly or indirectly, any of its Liabilities before the same became due in accordance with their terms or otherwise than in the ordinary course of business, except to obtain the benefit of discounts available for early payment;

         (m) except in the ordinary course of business, created, incurred or assumed any indebtedness for borrowed money, or guaranteed any indebtedness for borrowed money or any capitalized lease obligation;

         (n) except in the ordinary course of business, made any capital expenditures or commitments for capital expenditures; or

         (o) except in the ordinary course of business, terminated, failed to renew, amended or entered into any contract or other agreement.

4.26 Licenses and Permits. LEXON has obtained all material government permits, licenses, domain name and other registrations, and other consents and authorizations (federal, state, local and foreign) of any Governmental or Regulatory Body (collectively, "Permits") are required to be obtained by LEXON in connection with its properties or the business of LEXON. LEXON has not received any notice of any claim of revocation of any such Permit and has no knowledge of any event, which would be likely to give rise to such a claim.

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

         Further, LEXON has not received any notice or other communication from any Governmental or Regulatory Body regarding any actual, alleged, possible or potential violation of, or failure to comply with, any federal, state, local, municipal, foreign, international, multinational or other constitution, law, ordinance, principle of common law, code, regulation, statute or treaty ("Legal Requirement").

4.27 No Material Adverse Change. Since the date of the LEXON Financial Statements, there has not been any material adverse change in the business, operations, prospects, assets, results of operations or condition (financial or other) of LEXON, and no event has occurred or circumstances exist that may result in such a material adverse change.

4.28 Compliance with the Foreign Corrupt Practices Act. LEXON and its representatives have not, to obtain or retain business, directly or indirectly offered, paid, or promised to pay, or authorized the payment of, any money or other thing of value (including any fee, gift sample, travel expense or entertainment with a value in excess of $100.00 in the aggregate to any one individual in any year) or any commission payment in excess of 1% of any amount payable, to: (a) any person who is an official, officer, agent, employee or representative of any Governmental or Regulatory Body or of any existing or prospective customer (whether government owned or non-government owned); (b) any political party or official thereof; (c) any candidate for political or political party office; or (d) any other individual or entity; while knowing or having reason to believe that all or any portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any such official, officer, agent, employee, representative, political party, political party official, candidate, individual, or any entity affiliated with such customer, political party or official or political office. LEXON has made all payments to third parties by check mailed to such third parties' principal place of business or by wire transfer to a bank located in the same jurisdiction as such party's principal place of business. Each transaction is properly and accurately recorded on the books and records of LEXON, and each document upon which entries in LEXON's books and records are based is complete and accurate in all respects. LEXON maintains a system of internal accounting controls adequate to insure that LEXON maintains no off-the-books accounts and that LEXON's assets are used only in accordance with LEXON's management directives.

4.29 Brokers. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried out by LEXON directly with PROVISION without the intervention of any other person on behalf of LEXON in such manner as to give rise to any valid claim by any person against PROVISION or LEXON for a finder's fee, brokerage commission or similar payment.

4.30 Disclosure. To the knowledge of LEXON, neither this Agreement, nor any Schedule to this Agreement, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

4.31 No Material Adverse Change. Since the date of the LEXON Financial Statements, there has not been any material adverse change in the business, operations, prospects, assets,

Share Exchange Agreement-Page 39
         results of operations or condition (financial or other) of LEXON, and no event has occurred or circumstances exist that may result in such a material adverse change.

4.32 Approval of Share Exchange. The board of directors of LEXON has approved the Share Exchange without reservation or qualification.

4.33 SEC Reporting Status. LEXON is, or will be at the Effective Time, in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the 1934 Act, and shall maintain such status on a timely basis. LEXON has registered its Common Stock pursuant to Section 12 of the 1934 Act and the Common Stock is listed and trades on the Pink Sheets. LEXON has filed, or will file prior to the Effective Time, all material required to be filed pursuant to all reporting obligations (the "LEXON SEC Reports"), under either
         Section 13(a) or 15(d) of the 1934 Act during the twelve (12) months immediately preceding the date of this Agreement, in accordance with Sections 6.1(l), 6.1(m) and 6.1(n) and conditioned upon the payments described therein. LEXON has not filed a certification on Form 15 pursuant to Rule 12h-3 of the Exchange Act. There is no fact known to LEXON (other than general economic conditions known to the public generally) that has not been publicly disclosed by LEXON or disclosed in writing to PROVISION which (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on the earnings, business affairs, properties or assets of LEXON, or
         (ii) could reasonably be expected to materially and adversely affect the ability of LEXON to perform its obligations pursuant to this Agreement.

4.34 Investment Company. LEXON is not an investment company within the meaning of Section 3 of the Investment Company Act.

4.35 Trading Status. The LEXON Common Stock is quoted over-the-counter under the symbol "LXXN". There is no action or proceeding pending or, to the knowledge of LEXON, threatened against LEXON by the National Association of Securities Dealers ("NASD")with respect to any intention by such entity to delist the common stock of LEXON from over-the-counter quotation.

4.36 Disclosure. To the knowledge of LEXON, neither this Agreement, nor any Schedule to this Agreement, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

4.37     SEC Filings; Financial Statements
         (a) The LEXON SEC Reports (i) at the time they were filed, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact require to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Share Exchange Agreement-Page 40

         (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) (the "LEXON Financial Statements") contained in the LEXON SEC Reports has been prepared in accordance with GAAP applied on a consistent basis throughout the period involved (except as may be indicated in the notes thereto) and each fairly presents in all material respects the consolidated financial position of LEXON as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which will not be material in significance.

4.38 Agreements, Contracts and Commitments. As of the date hereof, except as set forth in Section 4.38 of LEXON Disclosure Schedule, LEXON is not bound by:

         (a) any employment or consulting agreement, contract or commitment, other than confidentiality agreements, with an employee or individual consultant or salesperson or consulting or sales agreement, contract or commitment with a firm or other organization,

         (b) any agreement or plan, including, without limitation, any stock option plans, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement,

         (c)      any fidelity or surety bond or completion bond,

         (d) any lease of personal property having a value individually in excess of $50,000 or $100,000 in the aggregate,

         (e) any agreement, contract or commitment containing any covenant limiting the freedom of LEXON to engage in any line of business or to compete with any person,

         (f) any agreement, contract or commitment relating to capital expenditures,

         (g) any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of the business of LEXON and the LEXON Subsidiaries,

         (h) any mortgages, indentures, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit,

         (i)      any purchase order or contract for the purchase of materials,

         (j) any construction contracts involving future obligation of LEXON or any LEXON Subsidiary,

Share Exchange Agreement-Page 41

         (k) any dealer, distribution, joint marketing or development agreement,

         (l) any sales representative, original equipment manufacturer, value added, remarketer, reseller or independent software vendor or other agreement for use or distribution of the products or services of LEXON or any LEXON Subsidiary, or

         (m) any other agreement, contract or commitment that is not cancelable without penalty within thirty (30) days.


                                    ARTICLE V
                            ACTIONS PRIOR TO CLOSING

5.1 Corporate Examinations and Investigations. At or prior to the Closing Date, each of LEXON and PROVISION shall be entitled to make such investigation of the assets, properties, business and operations of the other and such examination of the books, records, Tax Returns, financial condition and operations of the other as each may wish. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances and LEXON and PROVISION shall cooperate fully therein. In order that each of LEXON and PROVISION may have full opportunity to make such a business, accounting and legal review, examination or investigation as it may wish of the business and affairs of the other, LEXON or PROVISION, as the case may be, shall furnish to the other during such period all such information and copies of such documents concerning its affairs as LEXON or PROVISION may reasonably request and cause its officers, employees, consultants, agents, accountants and attorneys to cooperate fully and provide all material facts affecting its financial condition and business operations. Until the Closing and if the Closing shall not occur, thereafter, LEXON, PROVISION, and its respective affiliates shall keep confidential and shall not use in any manner inconsistent with the transactions contemplated by this Agreement and after termination of this Agreement, LEXON, PROVISION, and its respective affiliates shall not disclose, nor use for their own benefit, any information or documents obtained from the other concerning its assets, properties, business and operations, unless (a) readily ascertainable from public or published information, or trade sources, (b) received from a third party not under an obligation to LEXON or PROVISION, as the case may be, to keep such information confidential or (c) required by any Law or Order. If this transaction does not close for any reason, LEXON, PROVISION, and its respective affiliates shall return or destroy all such confidential information and compilations thereof as is practicable, and shall certify such destruction or return to LEXON or PROVISION, as the case may be.

5.2 Conduct and Preservation of Business of LEXON. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, LEXON agrees (except to the extent that PROVISION shall otherwise consent in writing) to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay the debts and Taxes of LEXON when due, to pay or perform other obligations when due, and, to the extent

Share Exchange Agreement-Page 42
         consistent with such business, use its commercially reasonable efforts consistent with past practice and policies to preserve intact the present business organizations of LEXON, all with the goal of minimizing any liabilities of LEXON prior to the Effective Time. LEXON shall promptly notify PROVISION of any event or occurrence or emergency not in the ordinary course of business of LEXON and any material event involving LEXON.

         Except as expressly contemplated by this Agreement, LEXON shall not, without the prior written consent of PROVISION (which consent may be pursuant to electronic mail, and need not be signed):

         (a) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of LEXON, or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of the capital stock of the LEXON (or options, warrants or other rights exercisable therefore);

         (b) issue, grant, deliver or sell or authorize or propose the issuance, grant, delivery or sale of, or purchase or propose the purchase of, any shares of LEXON's capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating LEXON to issue or purchase any such shares or other convertible securities, or accelerate the vesting of any stock options, except for the issuance of shares of LEXON Common Stock upon the exercise or conversion of those options, warrants or other rights, or convertible securities that are outstanding on the date hereof and set forth on LEXON Disclosure Schedule;

         (c) acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or equity securities of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

         (d) grant any loans to others or purchase debt securities of others or amend the terms of any outstanding loan agreement;

         (e) grant any severance or termination pay to any director, officer, employee, or service provider of LEXON;

         (f) adopt any employee benefit plan, or enter into any employment contract, pay or agree to pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates of its employees;

         (g) make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

Share Exchange Agreement-Page 43

         (h) accelerate the vesting schedule of any of the outstanding stock options of LEXON;

         (i) take, or agree in writing or otherwise to take, any of the actions described in Sections 5.2(a) through (h) above, or any other action that would prevent LEXON from performing or cause LEXON not to perform its covenants hereunder, or any other action not in the ordinary course of the business or inconsistent with past practice of LEXON practice or cause any of the representations of LEXON set froth herein to be materially incorrect.

5.3 Conduct and Preservation of Business of PROVISION. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, PROVISION agrees (except to the extent that LEXON shall otherwise consent in writing) to carry on PROVISION's business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay the debts and Taxes of PROVISION when due, to pay or perform other obligations when due, and, to the extent consistent with such business, use its commercially reasonable efforts consistent with past practice and policies to preserve intact PROVISION's present business organizations, keep available the services of PROVISION's present officers and key employees and preserve PROVISION's relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, all with the goal of preserving unimpaired PROVISION's goodwill and ongoing businesses at the Effective Time. PROVISION shall promptly notify LEXON of any event or occurrence or emergency not in the ordinary course of business of PROVISION and any material event involving PROVISION.

         Except as expressly contemplated by this Agreement, PROVISION shall not, without the prior written consent of LEXON (which consent may be pursuant to electronic mail, and need not be signed):

         (a) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of PROVISION, or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of the capital stock of PROVISION (or options, warrants or other rights exercisable therefore) except for repurchases of shares of PROVISION Common Stock from employees of PROVISION in connection with the termination of their employment with PROVISION;

         (b) sell or otherwise dispose or agree to do the same with respect to any of its material properties or assets, except properties or assets which are not Intellectual Property and commercial licenses of PROVISION's software in the ordinary course of business and consistent with past practices;

         (c)      change its methods of accounting or change its fiscal year; or

Share Exchange Agreement-Page 44

         (d) take, or agree in writing or otherwise to take, any of the actions described in Sections 5.3(a) through (c) above, or any other action that would prevent PROVISION from performing or cause PROVISION not to perform its covenants hereunder, or any other action not in the ordinary course of PROVISION's business and consistent with past practice or cause any of the representations of PROVISION set froth herein to be materially incorrect.

5.4 Advice of Changes. PROVISION will promptly advise LEXON in writing from time to time prior to the Closing with respect to any matter hereafter arising and known to them that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the PROVISION Disclosure Schedule or would have resulted in any representation of PROVISION in this Agreement being untrue. LEXON will promptly advise PROVISION in writing from time to time prior to the Closing with respect to any matter hereafter arising and known to it that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the LEXON Disclosure Schedule or would have resulted in any representation of LEXON in this Agreement being untrue in any material respect.

5.5 No Negotiation. Until such time as this Agreement shall be terminated pursuant to Section 9.1 hereof, neither PROVISION nor LEXON shall directly or indirectly solicit, initiate, encourage or entertain any inquiries or proposals from, discuss or negotiate with, provide any nonpublic information to or consider the merits of any inquiries or proposals from any person relating to any business combination transaction involving PROVISION or LEXON, including a merger or consolidation transaction, or the sale of business or assets. Notwithstanding the foregoing, PROVISION shall not be restricted from entering into any form of joint venture agreement in furtherance of its business objectives or from selling shares of its common stock.

5.6 Over-The-Counter Quotation. LEXON will use its best efforts to maintain its Over-The-Counter quotation of the LEXON Common Stock. LEXON shall take the necessary action to notify NASD Regulation of the Share Exchange in a timely manner, if needed.

5.7 SEC Reports. LEXON shall file with the SEC all reports and other documents that are required by the Exchange Act and the rules and regulations promulgated thereunder to be filed in connection with this transactions contemplated by this Agreement. The costs of preparing and filing such reports shall be paid by PROVISION.

5.8      Shareholder Approval/SEC Filings.

         (a) As promptly as practicable after the date of this Agreement, PROVISION and LEXON will prepare and file any other filings required under the Exchange Act, the Securities Act or any other Federal, foreign or Blue Sky laws relating to the Exchange and the transactions contemplated by this Agreement (the "Other Filings"). Lexon's required filings are described in Sections 6.1(l), 6.1(m) and 6.1(n) of this Agreement and conditioned upon the payments described therein. Each party will notify the other promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other

Share Exchange Agreement-Page 45
                  government officials in connection with any filing with the SEC relating to the Exchange and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand. The filings will comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to such Filing, PROVISION or LEXON, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to the Shareholders, such amendment or supplement.

         (b) Subject to PROVISION's right to terminate this Agreement, PROVISION will take all lawful action necessary in accordance with Nevada Law and its Articles of Incorporation and Bylaws to obtain approval from its Shareholders as soon as practicable. PROVISION will use commercially reasonable efforts to solicit from its Shareholders proxies in favor of the adoption and approval of this Agreement and the approval of the Exchange and will take all other action necessary or advisable to secure the vote or consent of its Shareholders required to obtain such approvals. The materials submitted to PROVISION's Shareholders shall be subject to review and approval by LEXON and include information regarding PROVISION, the terms of the Exchange and this Agreement and the unanimous recommendation of the Board of Directors of PROVISION in favor of the Exchange and this Agreement.

         (c) Subject to LEXON's right to terminate this Agreement, LEXON shall take all lawful action necessary in accordance with its Certificate of Incorporation and Bylaws, Oklahoma Law and the Exchange Act, and the rules and regulations promulgated hereunder to obtain approval of its stockholders of the issuance of the LEXON Common Stock Consideration in the Exchange. LEXON will use commercially reasonable efforts to solicit from its stockholders proxies in favor of the issuance of the LEXON Common Stock Consideration in the Exchange and will take all other action necessary or advisable to secure the vote of its stockholders required to issue such shares. The materials submitted to the LEXON's Shareholders shall be subject to review by PROVISION and include information regarding LEXON, the terms of the Exchange and this Agreement and the unanimous recommendation of the Board of Directors of LEXON in favor of the Exchange and this Agreement.

5.9 Other Agreements. PROVISION and LEXON agree to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including, without limitation, the obtaining of all necessary waivers, consents and approvals and the effecting of all necessary registrations and filings, including, but not limited to, submissions of information requested by Governmental or Regulatory Bodies and any other persons required to be obtained by them for the consummation of the

Share Exchange Agreement-Page 46
         closing and the continuance in full force and effect of the permits, contracts and other agreements set forth on the Schedules to this Agreement.

5.10 Notification of Certain Matters. PROVISION and LEXON shall give prompt notice to each other of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate and (ii) any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.10 shall not limit or otherwise affect any remedies available to the party receiving such notice; and provided, further, that the parties' obligations pursuant to this Section are subject to their right to terminate this Agreement. Further, disclosure by PROVISION or LEXON pursuant to this Section 5.10 shall not be deemed to amend or supplement their respective Disclosure Schedules or prevent or cure any misrepresentations, breach of warranty or breach of covenant.


                                   ARTICLE VI
                         CONDITIONS PRECEDENT TO CLOSING

6.1 Conditions Precedent to the Obligations of LEXON to Complete the Closing. The obligations of LEXON to enter into and complete the Closing are subject to the fulfillment of the following conditions, any one or more of which may be waived by LEXON:

         (a) (i) All of the terms, covenants, and conditions of this Agreement to be complied with or performed by PROVISION at or before the Closing shall have been duly complied with and performed in all material respects, (ii) the representations and warranties of PROVISION set forth in Article III shall be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing, and (iii) LEXON shall have received a certificate to such effect from PROVISION.

         (b) All consents, waivers, approvals, licenses, authorizations of, or filings or declarations with third parties or Governmental or Regulatory Bodies required to be obtained by PROVISION in order to permit the transactions contemplated by this Agreement to be consummated in accordance with agreements and court orders applicable to PROVISION and applicable governmental laws, rules, regulations and agreements shall have been obtained and any waiting period thereunder shall have expired or been terminated, and LEXON shall have received a certificate from PROVISION to such effect.

         (c) All actions, proceedings, instruments, and documents in connection with the consummation of the transactions contemplated by this Agreement, including the forms of all documents, legal matters, opinions, and procedures in connection therewith, shall have been approved in form and substance by counsel for LEXON, which approval shall not be unreasonably withheld.

Share Exchange Agreement-Page 47

         (d) PROVISION shall have furnished such certificates to evidence compliance with the conditions set forth in this Article, as may be reasonably requested by LEXON or its counsel.

         (e)      PROVISION shall not have suffered any Material Effect.

         (f) No material information or data provided or made available to LEXON by or on behalf of PROVISION shall be incorrect in any material respect.

         (g) No investigation and no suit, action, or proceeding before any court or any governmental or regulatory authority shall be pending or threatened by any state or federal governmental or regulatory authority, against PROVISION or any of its affiliates, associates, officers, or directors seeking to restrain, prevent, or change in any material respect the transactions contemplated hereby or seeking damages in connection with such transactions that are material to PROVISION.

         (h) PROVISION shall have received the necessary approvals from at least 90% of its shareholders to proceed with the transactions contemplated herein.

         (i) PROVISION shall have completed an audit of its financial statements and prepared unaudited financial statements, if necessary, so as to allow LEXON to comply with its reporting requirements to the SEC in connection with the proposed transaction.

         (j) The issuance of the LEXON Common Stock shall be exempt from the registration requirements of the Securities Act pursuant to the exemption contained in Rule 506 of Regulation D.

         (k) Lexon shall effect at least a 1 for 10 reverse split of its common stock;

         (l) The audit of LEXON'S financial statements for the year ended December 31, 2002 and the reviews of its quarterly financial statements for the quarters ended March 31, 2003, June 30, 2003, and September 30, 2003 shall be completed and all fees and costs connected therewith, estimated to range from $25,000 to $40,000, shall be paid in full by PROVISION using funds already paid to Randy Hudson for this purpose. PROVISION understands and agrees that if Randy Hudson fails to pay, then PROVISION shall be responsible for payment.

         (m) The annual report on Form 10-KSB for the year ended December 31, 2002 and the Forms 10-QSB for the quarters ended March 31, 2003, June 30, 2003, and September 30, 2003shall be completed and filed with the SEC. All fees and costs connected therewith, estimated to range from $15,000 to $25,000, shall be paid in full by PROVISION.

         (n) The 14C Information Statement containing the details of the Merger shall be prepared and be ready for filing with the SEC. All fees and costs connected

Share Exchange Agreement-Page 48
                  therewith, estimated to range from $10,000 to $20,000, shall be paid in full by PROVISION.

         (o) The Form 8-K concerning the Merger shall be prepared by LEXON and be ready for filing with the SEC upon Closing of the Merger. PROVISION shall make available its Audited Financial Statements to LEXON to be filed with the Form 8-K;

         (p) Lexon shall have no assets, other than the stock of its subsidiary, and shall use its best efforts to enter into mutual release and settlement agreements related to the outstanding liabilities as set forth in Exhibit A, hereto, or in the absence of such releases or settlements, to obtain an opinion of counsel or similar evidence sufficient to cause LEXON'S independent accountants to agree that such liabilities can be removed from LEXON'S balance sheets. There is no assurance that LEXON will be able to enter into mutual release and settlement agreements, or obtain an opinion of counsel or similar evidence sufficient to justify removal of such liabilities from LEXON's balance sheets.

         (q) PROVISION shall pay $30,000 to LEXON for the settlement of outstanding accounts payable;

         (r)
6.2 Conditions Precedent to the Obligations of PROVISION to Complete the Closing. The obligations of PROVISION to enter into and complete the Closing are subject to the fulfillment on or prior to the Closing Date, of the following conditions, any one or more of which may be waived by
         PROVISION:

         (a) (i) All of the terms, covenants, and conditions of this Agreement to be complied with or performed by LEXON at or before the Closing shall have been duly complied with and performed in all material respects, (ii) the representations and warranties of LEXON set forth in Article IV shall be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing, and (iii) PROVISION shall have received a certificate to such effect from LEXON.

         (b) All consents, waivers, approvals, licenses, authorizations of, or filings or declarations with third parties or Governmental or Regulatory Bodies required to be obtained by LEXON in order to permit the transactions contemplated by this Agreement to be consummated in accordance with agreements and court orders applicable to LEXON and applicable governmental laws, rules, regulations and agreements shall have been obtained and any waiting period thereunder shall have expired or been terminated, and PROVISION shall have received a certificate from LEXON to such effect.

         (c) All actions, proceedings, instruments, and documents in connection with the consummation of the transactions contemplated by this Agreement, including the forms of all documents, legal matters, opinions, and procedures in connection

Share Exchange Agreement-Page 49
                  therewith,  shall have been  approved in form and substance by
                  counsel   for   PROVISION,   which   approval   shall  not  be
                  unreasonably withheld.

         (d) LEXON shall have furnished such certificates to evidence compliance with the conditions set forth in this Article, as may be reasonably requested by PROVISION or its counsel.

         (e)      LEXON shall not have suffered any Material Effect.

         (f) No material information or data provided or made available to PROVISION by or on behalf of LEXON shall be incorrect in any material respect.

         (g) No investigation and no suit, action, or proceeding before any court or any governmental or regulatory authority shall be pending or threatened against LEXON and no investigation and no suit, action, or proceeding before any court or any governmental or regulatory authority shall be pending or threatened against any of its affiliates, associates, officers, or directors seeking to restrain, prevent, or change in any material respect the transactions contemplated hereby or seeking damages in connection with such transactions.

         (h) LEXON shall not have received notification from the NASD that it is not in compliance with the rules and regulations or that quotation of its common stock on the Pink Sheets will cease.

         (i) LEXON shall satisfy, in a timely manner, the filing requirements set forth in Section 15(d) of the Exchange Act, subject to Section 6.1(l), 6.1(m) and 6.1(n) of this Agreement.

         (j) PROVISION Shareholders holding no more than 10% of the issued and outstanding PROVISION common stock shall have perfected appraisal rights for their shares in accordance with the Oklahoma Law.

         (k) LEXON shall have obtained shareholder approval of the Share Exchange and for an amendment to its articles of incorporation to effect a name change to "Provision Operation Systems, Inc." LEXON shall have obtained a new CUSIP number for the common stock in connection with the name change and requested a new Pink Sheet trading symbol .

         (l) LEXON shall have obtained shareholder approval and shall have effected a 10 for 1 reverse split of its common stock.

         (m) Following the reverse split mentioned above in subsection (l) the outstanding shares of LEXON common stock shall not exceed 4,757,000 shares and no shares of preferred stock outstanding. Except as set forth in Schedule 4.3(b) of LEXON'S Disclosure Schedule, LEXON shall not have any options, warrants, convertible

Share Exchange Agreement-Page 50
                  notes, or other securities convertible into LEXON capital stock outstanding immediately prior to Closing.

         (n) PROVISION shall have received from LEXON written resignations from all of its officers and directors, such resignations to be effective upon the Closing. LEXON shall have taken any and all necessary steps, as determined by PROVISION, in its sole discretion, to insure the election of PROVISION's nominees to LEXON's Board of Directors, and the appointment of PROVISION's nominees as officers of LEXON, such elections and appointments to be effective upon the Closing.

         (o) LEXON shall have discontinued all of its presently existing business operations, and shall have no liabilities.



                                   ARTICLE VII
                             POST-CLOSING COVENANTS

         The parties covenant to take the following actions after the Closing
Date:

7.1 Further Information. Following the Closing, each party will afford to the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data of PROVISION or LEXON, as the case may be, relating to the business of PROVISION or LEXON in their possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party (a) to facilitate the investigation, litigation and final disposition of any claims which may have been or may be made against any party or its affiliates and (b) for any other reasonable business purpose.

7.2 Record Retention. Each party agrees that for a period of not less than five years following the Closing Date, such party shall not destroy or otherwise dispose of any of the Books and Records of PROVISION or LEXON relating to the business of PROVISION or LEXON in his or its possession with respect to periods prior to the Closing Date. Each party shall have the right to destroy all or part of such Books and Records after the fifth anniversary of the Closing Date or, at an earlier time by giving each other party hereto 30 days prior written notice of such intended disposition and by offering to deliver to the other party or parties, at the other party's or parties' expense, custody of such Books and Records as such party may intend to destroy.

7.3 Post-Closing Assistance. PROVISION and LEXON will provide each other with such assistance as may reasonably be requested in connection with the preparation of any Tax Return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for Taxes, and each will retain and provide the requesting party with any records or information that may be reasonably relevant to such return, audit or examination, proceedings or determination. The party requesting assistance shall reimburse the other party for reasonable out-of-pocket expenses incurred in providing

Share Exchange Agreement-Page 51
         such assistance. Any information obtained pursuant to this Section 7.3 or pursuant to any other Section hereof providing for the sharing of information or the review of any Tax Return or other schedule relating to Taxes shall be kept confidential by the parties hereto.

7.4 SEC Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the LEXON Common Stock to the public without registration, from and after the Closing, the new management of LEXON will use its best efforts to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times; and

         (b) file with the SEC in a timely manner all reports and other documents required of LEXON under the Exchange Act.


                                  ARTICLE VIII
                                    SURVIVAL

8.1 Survival of Agreements, Representations and Warranties. Notwithstanding any investigation conducted or notice or knowledge obtained by or on behalf of any party hereto, each agreement in this Agreement shall survive the Closing without limitation as to time until fully performed and each representation and warranty in this Agreement or in the Exhibits, Schedules or certificates delivered pursuant to this Agreement shall survive the Closing for a period of two years (other than the representations and warranties contained in Section 3.5 which shall survive the Closing without limitation as to time, and other than the representations and warranties contained in Section 3.14, which shall survive the Closing until the earlier of (i) three and one-half years from the Closing Date and (ii) three years following the date on which LEXON files the Tax Return relating to the taxable period from January 1, 2002 through the Closing Date). Notice must be given to the party from whom indemnification is sought of any claim for indemnification under Article VIII prior to the termination of the relevant survival period.

8.2 Survival of Indemnification Agreements. As set forth in Section 8.2 of LEXON's Disclosure Schedule, Lexon's agreements to indemnify certain current and former officers, directors, employees, consultants and shareholders shall survive this transaction and shall continue in full force and effect without limitation as to time.




Share Exchange Agreement-Page 52

                                   ARTICLE IX
                            TERMINATION OF AGREEMENT

9.1 Termination. This Agreement may be terminated at any time prior to the Closing as follows:

         (a)      by mutual written consent of LEXON and PROVISION;

         (b) by LEXON or PROVISION by written notice to the other party hereto, if the Closing shall not have occurred on or prior to the close of business on December 31, 2003 (unless such event has been caused by a breach of this Agreement by the party seeking such termination);

         (c) by LEXON or by PROVISION if a Governmental or Regulatory Body has permanently enjoined or prohibited consummation of the Share Exchange and such court or government action is final and nonappealable;

         (d) by LEXON if it is not in material breach of its obligations under this Agreement if PROVISION has failed to comply in any material respect with any of its covenants or agreements under this Agreement that are required to be complied with prior to the date of such termination; or

         (e) by PROVISION if it is not in material breach of its obligations under this Agreement if LEXON has failed to comply in any material respect with any of its covenants or agreements under this Agreement that are required to be complied with prior to the date of such termination.

         (f) by LEXON if PROVISION fails to obtain approval of the Merger by PROVISION Shareholders;

         (g) by PROVISION if LEXON fails to obtain approval of the Merger by the LEXON shareholders;

         (h) by PROVISION if there is an action pending or threatened against LEXON by the NASD with respect to any intention to suspend LEXON's Common Stock from trading over the counter on the Pink Sheets.

         (i) by either LEXON or PROVISION in the event that such other party is the subject of any litigation, claim, suit, action or proceeding, or to such party's Knowledge is aware of the threat of such litigation, claim, suit, action or proceeding, the subject of which are the transactions contemplated in this Agreement.

         Should PROVISION terminate this Agreement for any reason other than a default by LEXON as described in Section 9.1(e) hereof, PROVISION shall be liable for all damages caused by the failure to close. Similarly, if LEXON should terminate this Agreement for any reason other than a default by PROVISION as described in Section 9.1(d) hereof, LEXON shall be liable for all damages caused by the failure to close.

Share Exchange Agreement-Page 53

9.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of LEXON or PROVISION, or their respective officers, directors or Shareholders; provided, that each party shall remain liable for any willful breaches of this Agreement prior to its termination; provided further that, the provisions of Article V and X, and this Section 9.2 shall remain in full force and effect and survive any termination of this Agreement.

9.3 Funds Advanced by PROVISION. In the event of termination of this Agreement for any reason other than pursuant to the provisions of
         Section 9.1(d), LEXON shall record as liabilities payable to PROVISION any funds advanced by PROVISION pursuant to Sections 6.1(l), (m), (n), and (q), or as otherwise provided in this Agreement. Such funds advanced by PROVISION shall be reduced to a one year 6% promissory note payable by LEXON to PROVISION effective as of the date of termination of this Agreement. Such promissory note may by satisfied by LEXON furnishing to PROVISION an alternative publicly traded company which is reasonably similar to LEXON and which affords PROVISION the opportunity to acquire such entity in a transaction which permits the shareholders of PROVISION to assume at least 85% control of the public corporation.

                                    ARTICLE X
                                  MISCELLANEOUS

10.1 Expenses. Whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger including, without limitation, all legal, accounting, financial advisory, investment banking, consulting and all other fees and expenses of third parties ("Third Party Expenses") incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, shall be the obligation of the respective party incurring such fees and expenses, except as otherwise provided in this Agreement. The foregoing shall not preclude either party from seeking such expenses from the other in the event of termination of this Agreement is due to Section 9.1 (d) or (e) relating to such party.

10.2 Further Assurances. At any time and from time to time after the Closing Date at the request of LEXON, and without further consideration, PROVISION will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as LEXON may reasonably deem necessary or desirable in order to transfer, convey and assign the Shares to LEXON and to assist LEXON in exercising all rights with respect thereto. The parties shall use their best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any document or other papers, the execution and delivery of which are conditions precedent to the Closing.

10.3 Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, sent by facsimile transmission or sent by prepaid air courier or certified or express mail, postage prepaid. Any

Share Exchange Agreement-Page 54
         such notice shall be deemed to have been given (a) when received, if delivered in person, sent by facsimile transmission with receipt of proof of a successful transmission, or sent by prepaid air courier with confirmation of delivery, or (b) three (3) business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, in any such case as follows (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 10.3):

                    If to PROVISION:

                           Provision Operation Systems, Inc.
                           3753 Howard Hughes Parkway
                           Suite 200
                           Las Vegas, NV  89109

                    If to LEXON:

                           Lexon, Inc.
                           9202 South Toledo Avenue
                           Tulsa, OK  74137

10.4 Governing Law/Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court within the State of Oklahoma, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Oklahoma for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process. Each of LEXON and PROVISION hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this agreement or the actions of LEXON or PROVISION in the negotiation, administration, performance and enforcement hereof.

10.5 Press Release. Each of the parties hereto hereby agree that, in the event that either party exercises its right to terminate this Agreement, the parties will prepare a mutually agreeable press release regarding the decision to terminate; provided, however, that such press release shall be in no way disparaging to either party. Furthermore, the parties hereby agree that neither party shall issue any further press releases relating to this matter without the prior written consent of the other party, which such consent shall not be unreasonably withheld.

10.6 Entire Agreement. This Agreement (including the Exhibits and Schedules) and the agreements, certificates and other documents delivered pursuant to this Agreement contain the entire agreement among the parties with respect to the transactions described herein, and supersede the Letter of Intent dated September 10, 2003, and all prior agreements, written or oral, with respect thereto.

Share Exchange Agreement-Page 55

10.7 Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof

10.8 Binding Effect, No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable by any party hereto without the prior written consent of the other parties hereto except by operation of law and any other purported assignment shall be null and void.

10.9 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

10.10 Exhibits and Schedules. The Exhibits and Schedules are a part of this Agreement as if fully set forth herein. All references herein to Sections, subsections, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

10.11 Effect of Disclosure on Schedules. Any item disclosed on any Schedule to this Agreement shall only be deemed to be disclosed in connection with (a) the specific representation and warranty to which such
         Schedule is expressly referenced, (b) any specific representation and warranty which expressly cross-references such Schedule and (c) any specific representation and warranty to which any other Schedule to this Agreement is expressly referenced if such other Schedule expressly cross-references such Schedule.

10.12 Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

10.13 Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

10.14 Other Remedies; Specific Performance. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions

Share Exchange Agreement-Page 56
         hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

10.15 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

It is understood that the ProVision Disclosure Schedules and the LEXON Disclosure Schedules shall be provided subsequent to the execution of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


LEXON, INC.                                 PROVISION OPERATION SYSTEMS, INC.




By:                                         By:
   ------------------------------------        ---------------------------------
Name:  Gifford M. Mabie                        Name:  Robert Fletcher
Title:   President                             Title:   President



Share Exchange Agreement-Page 57

                                  Schedule A-1

                             PROVISION Shareholders
                                  Common Stock


PROVISION Shareholder         PROVISION Shares        LEXON Shares to be Issued
---------------------         Owned                   -------------------------
                              ----------------















                    ------------------------------------------------------------
TOTAL


Share Exchange Agreement-Page 58

                                  Schedule A-2

                             PROVISION Shareholders




Share Exchange Agreement-Page 59